UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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IMMUNIC, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Am Klopferspitz 19
82152 Martinsried
Germany
49 89 250079460

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Immunic, Inc. (“Immunic” or the “Company”), to be held on July 16, 2019 at 8:30 a.m. local time, at the offices of Dentons US LLP, located at 1221 Avenue of the Americas, New York, NY 10020.

Details regarding how to attend the annual meeting and the business to be conducted at the annual meeting are more fully described in the accompanying notice of annual meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the annual meeting, it is important that your shares be represented and voted at the annual meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone, or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet or by telephone, written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend the annual meeting.

Thank you for your ongoing support of, and continued interest in, Immunic, Inc.

Sincerely,

Dr. Daniel Vitt Chief Executive Officer	Dr. Duane Nash Chairman of the Board

Martinsried, Germany

June 18, 2019

IMMUNIC, INC.

Am Klopferspitz 19
82152 Martinsried
Germany
49 89 250079460

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	8:30 a.m. local time, on July 16, 2019
Place	Offices of Dentons US LLP, located at 1221 Avenue of the Americas, New York, NY 10020
Items of Business

(1)To elect Dr. Jörg Neermann as a Class I Director to serve until our 2022 annual meeting of stockholders and until his successor is duly elected and qualified.

(2)To ratify the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

(3)To approve the amendment and restatement of our Amended and Restated Certificate of Incorporation.

(4)To approve our 2019 Omnibus Plan.

(5)To transact other business that may properly come before the annual meeting.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	June 17, 2019 Only stockholders of record of our common stock as of June 17, 2019 are entitled to notice of and to vote at the annual meeting.
Meeting Admission

You are invited to attend the annual meeting if you are a stockholder of record or a beneficial owner of shares of our common stock, in each case, as of June 17, 2019. If you are a stockholder of record, you must present valid government-issued photo identification (e.g., driver’s license or passport) for admission to the annual meeting. If you are a beneficial owner of shares of our common stock, you must provide proof of such ownership as of June 17, 2019 (e.g., your most recent account statement reflecting your stock ownership as of June 17, 2019) and you must present valid government-issued photo identification for admission to the annual meeting.

Voting

Your vote is very important. You may vote by proxy over the Internet or by telephone, or by mail by following the instructions on the proxy card or voting instruction card.

For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers About the Proxy Materials and Annual Meeting beginning on page 1 of the accompanying proxy statement.

By order of the Board of Directors,

Dr. Daniel Vitt
Chief Executive Officer
Martinsried, Germany
June 18, 2019

i

IMMUNIC, INC.
PROXY STATEMENT
For the 2019 Annual Meeting of Stockholders to be held on July 16, 2019

The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2019 annual meeting of stockholders of Immunic, Inc., a Delaware corporation, and any postponements or adjournments thereof. The annual meeting will be held on July 16, 2019 at 8:30 a.m. local time, at the offices of Dentons US LLP, located at 1221 Avenue of the Americas, New York, NY 10020.

Stockholders are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement. The proxy statement is being mailed on or about June 18, 2019 to all stockholders entitled to vote at the annual meeting.

What am I voting on?

You are being asked to vote on four proposals:

•the election of Dr. Jörg Neermann as Class I Director to hold office until our 2022 annual meeting of stockholders and until his successor is duly elected and qualified;

•the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for our fiscal year ending December 31, 2019;

•the amendment and restatement of our Amended and Restated Certificate of Incorporation; and

•the approval of our 2019 Omnibus Plan.

What if other matters are properly brought before the annual meeting?

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment. If for any reason Dr. Neermann is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by our board of directors.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•“FOR” the election of Dr. Neermann;

•“FOR” the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

•“FOR” the amendment and restatement of our Amended and Restated Certificate of Incorporation; and

•“FOR” the approval of our 2019 Omnibus Plan.

Who may vote at the annual meeting?

Only stockholders of record as of the close of business on June 17, 2019, the record date, are entitled to vote at the annual meeting. As of the record date, there were 9,986,399 shares of our common stock issued and outstanding, held by 48 holders of record. We do not have cumulative voting rights for the election of directors.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the annual meeting, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the annual meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date for the annual meeting, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a valid proxy from your broker, bank or other nominee.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of the following ways:

•You may vote in person. If you plan to attend the annual meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the annual meeting.

•You may vote by mail. Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided. Your completed, signed and dated proxy card must be received prior to the annual meeting.

•You may vote by telephone. To vote over the telephone, dial toll-free 1 (800) 776-9437 using a touch-tone telephone and follow the recorded instructions (have your proxy card in hand when you call). You will be asked to provide the company number and control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on July 15, 2019.

•You may vote via the Internet. To vote via the Internet, go to www.voteproxy.com to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the company number and control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on July 15, 2019.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares in person at the annual meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name.

If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the annual meeting by:

•entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);

•returning a later-dated proxy card (which automatically revokes the earlier proxy);

•providing a written notice of revocation to our corporate secretary at Immunic, Inc., Am Klopferspitz 19, 82152 Martinsried, Germany, Attn: Corporate Secretary; or

•attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by, and on behalf of, our board of directors. The persons named in the proxy, Dr. Daniel Vitt, our Chief Executive Officer, and Dr. Duane Nash, our Chairman, have been designated as proxies for the annual meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above and, if any other matters are properly brought before the annual meeting, the shares will be voted in accordance with the proxies’ judgment.

How many votes do I have?

On each matter to be voted upon at the annual meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date.

What is the quorum requirement for the annual meeting?

A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our bylaws and Delaware law. Holders of a majority of the voting power of our outstanding common stock entitled to vote at the annual meeting must be present in person or represented by proxy for us to hold and transact business at the annual meeting. On the record date, there were 9,986,399 shares outstanding and entitled to vote. Thus, the holders of at least 4,993,200 shares must be present in person or represented by proxy at the annual meeting to have a quorum.

Abstentions, “WITHHOLD” votes, and “broker non-votes” (as explained below) are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the meeting may be adjourned to another date by the chairman of the meeting or the holders of a majority of the voting power present in person or represented by proxy at the annual meeting and entitled to vote thereat.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine,” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “nonroutine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

The ratification of the appointment of Baker Tilly as our independent registered public accounting firm for our fiscal year ending December 31, 2019 (Proposal No. 2) is considered routine under applicable federal securities rules. Each of (i) the election of a Class I Director (Proposal No. 1), (ii) the amendment and restatement of our Amended and Restated Certificate of Incorporation (Proposal No. 3) and (iii) the approval of our 2019 Omnibus Plan (Proposal No. 4) is considered “non-routine” under applicable federal securities rules.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the annual meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting (Proposal Nos. 2 and 4) or a majority of the upstanding shares (Proposal No. 3). However, because the outcome of Proposal No. 1 (election of a director) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the annual meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

What is the voting requirement to approve each of the proposals?

Proposal No. 1: Election of Dr. Neermann. The election of Dr. Neermann requires a plurality of the votes cast by the holders of shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of a director. This means that if Dr. Neermann receives a single vote, he will be elected as Class I Director. You may vote “FOR” or “WITHHOLD” for Dr. Neermann. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will not prevent Dr. Neermann from being elected as a director. Shares voted “WITHHOLD” will count towards the quorum requirement for the annual meeting.

Proposal No. 2: Ratification of Appointment of Baker Tilly. The ratification of the appointment of Baker Tilly requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Proposal No. 3: Amendment and Restatement of Amended and Restated Certificate of Incorporation. The amendment and restatement of our Amended and Restated Certificate of Incorporation requires the affirmative vote of 75% of the outstanding shares of the Company to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Proposal No. 4: Approval of 2019 Omnibus Plan. The approval of our 2019 Omnibus Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Who will count the votes?

A representative of American Stock Transfer & Trust Company, LLC will tabulate the votes and act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•“FOR” the election of Dr. Neermann;

•“FOR” the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for our fiscal year ending December 31, 2019;

•“FOR” the amendment and restatement of our Amended and Restated Certificate of Incorporation; and

•“FOR” the approval of our 2019 Omnibus Plan.

In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter - Proposal No. 2 relating to ratifying the appointment of Baker Tilly. Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1 relating to the election of a director, Proposal No. 3 relating to the amendment and restatement of our Amended and Restated Certificate of Incorporation or Proposal No. 4 relating to approval of the our 2019 Omnibus Plan.

How can I contact Immunic’s transfer agent?

You may contact our transfer agent by writing American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219. You may also contact our transfer agent via email at help@astfinancial.com or by telephone at 1 (800) 937-5449.

How can I attend the annual meeting?

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the record date, you must present valid government-issued photo identification (e.g., driver’s license or passport) for admission to the annual meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the record date, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the annual meeting even if you do not have a legal proxy. For admission to the annual meeting, you must provide proof of beneficial ownership as of the record date (e.g., your most recent account statement reflecting your stock ownership as of the record date) and you must present valid government-issued photo identification.

Please allow ample time for check-in. Please note that cameras, recording equipment, large bags, briefcases and/or packages will not be permitted in the annual meeting.

Will the annual meeting be webcast?

We do not expect to webcast the annual meeting.

How are proxies solicited for the annual meeting, and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the annual meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur. If you choose to vote by telephone, you are responsible for any telephone charges you may incur.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the annual meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice set of printed materials to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will undertake to promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Immunic, Inc.
Attention: Investor Relations
Am Klopferspitz 19
82152 Martinsried

Germany
49 89 250 0794 60

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the annual meeting?

The names of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Munich time, at our corporate headquarters located at Am Klopferspitz 19, 82152 Martinsried, Germany.

When are stockholder proposals due for next year’s annual meeting?

Please see the section entitled Proposals of Stockholders for 2019 Annual Meeting in this proxy statement for more information regarding the deadlines for the submission of stockholder proposals for our 2019 annual meeting.

What are the implications of being an “emerging growth company”?

We are an “emerging growth company” under applicable federal securities laws and therefore are permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until as late as December 31, 2019 (the fiscal year-end following the fifth anniversary of the completion of our initial public offering), though we may cease to be an “emerging growth company” earlier under certain circumstances, including (i) if our gross revenue exceeds $1.07 billion in any fiscal year, or (ii) if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30, in which case we would cease to be an “emerging growth company” as of the following December 31.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our board of directors, or board, is currently composed of five members. With the exception of Dr. Nash, who began service in January 2019, all of our current directors began their service in April 2019 in connection with the stock-for-stock exchange transaction between the Company (then known as Vital Therapies, Inc.) and Immunic AG (the “Exchange Transaction”). Three of the five directors that currently comprise our board of directors are “independent directors” within the meaning of such term as set forth in the listing standards of the Nasdaq Stock Market, LLC, or Nasdaq. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a term of three years to succeed the class of directors whose terms are then expiring.

The following table sets forth the names, ages, and certain other information for the director with a term expiring at the annual meeting (who is also a nominee for election as a director at the annual meeting) and for each of the continuing members of our board of directors. All information is as of June 17, 2019.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Dr. Jörg Neermann	II		Director	2019	2019	2022
Continuing Directors
Dr. Daniel Vitt	I		Director, Chief Executive Officer, President	2019	2021	—
Dr. Duane Nash	I		Director	2019	2021	—
Dr. Vincent Ossipow	III		Director	2019	2020	—
Mr. Jan Van den Bossche	III		Director	2019	2020	—

Nominee for Director

Dr. Jörg Neermann. Dr. Jörg Neermann works for Life Sciences Partners (“LSP”) and is the managing director of LSP Services Deutschland GmbH, which provides management services for LSP V Coöperatieve U.A., one of the Company’s stockholders. He joined LSP in 2007. Dr. Neermann’s prime focus and responsibility within LSP is to invest in unlisted securities. Prior to joining LSP, Dr. Neermann was the managing director of Deutsche Venture Capital, a venture capital and private equity division of Deutsche Bank, where he ran its healthcare investment franchise. Previously, he worked at Atlas Ventures in Germany where he also invested in the healthcare sector. Dr. Neermann has a strong scientific background and hands-on finance and investment expertise and has served on the boards of numerous European biotech and life science companies. Dr. Neermann is currently a director at Probiodrug, a German biotech company that went public on Euronext Amsterdam in 2014 and is active in the development of novel, disease-modifying therapeutics against Alzheimer’s disease. Dr. Neermann studied biotechnology at the Technical University of Brunswick, Germany, and the MIT in Cambridge, USA, and holds a Master’s degree and a Ph.D. in biotechnology from the Technical University in Brunswick, Germany. He also studied economics at the Technical University in Brunswick, Germany, and Harvard Business School. Immunic believes that Dr. Neermann is qualified to serve on its board of directors due to his scientific background and extensive experience as an investor in the biotechnology and healthcare industries, which enable him to contribute important insights to the company’s board of directors on strategic leadership and drug commercialization matters.

Continuing Directors

Dr. Daniel Vitt. Dr. Daniel Vitt is Chief Executive Officer. He is also managing director of Immunic Research GmbH in Halle (Saale). He joined Immunic AG in January 2017 from 4SC AG, a publicly listed stock company based in Martinsried, Germany, which he co-founded in 1997. At 4SC, he served as Chief Scientific Officer (CSO) and Chief Development Officer (CDO). As a member of the executive board, he was responsible for all research and development activities at 4SC group including four clinical stage products. Dr. Vitt studied chemistry in Siegen and Würzburg, Germany from 1989—1994 and graduated from the University of Würzburg. During his doctoral studies, he focused on the molecular design of small molecule therapeutics. In 1998, he received his Ph.D. from the Institute of Organic Chemistry at the University of Würzburg.

Dr. Vincent Ossipow. Dr. Vincent Ossipow is a Partner at Omega Funds. Dr. Ossipow joined Omega Funds, which manages Immunic’s current shareholder, Global Life Bioventure V S.à r.l., in 2014 and subsequently joined NeoMed in 2017. Previously, Dr. Ossipow worked with Sectoral Asset Management, a healthcare institutional investor, as a partner for private investments. From 2000 to 2006 he was a research fellow at the University of Geneva, studying the molecular basis of brain function, and acted as Sectoral Asset Management’s Chief Scientific Officer during this period. Previously, he worked at Pictet Bank as a research analyst for biotechnology equities and as a co-manager of the Pictet Biotech Fund, a biotech-equities listed investment vehicle. Dr. Ossipow trained as a postdoctoral fellow in Geneva (Hoffman-La-Roche and Human Frontier Science Program fellow) and at the National Cancer Institute in Bethesda, MD. He completed a Certificate in International Finance and Global Markets at the Georgetown University School of Business and holds an M.S. in computational sciences, an M.S. in molecular biology, and a Ph.D. in molecular biology, all from the University of Geneva. Dr. Ossipow holds a CFA designation (Chartered Financial Analyst) from the CFA Institute. We believe that Dr. Ossipow’s extensive experience as a biotechnology investor and analyst, along with his financial and commercial expertise in the biotechnology industry, enable him to contribute important insights to the company’s board of directors on strategic leadership and financial matters and qualify him to serve on the company’s board of directors.

Jan Van den Bossche. Jan Van den Bossche is a partner at Immunic’s current shareholder, Fund+ N.V. He holds a master’s degree in applied economic sciences from the KULeuven, Belgium. He worked for more than 12 years as a biotech analyst at Petercam. He was involved in several public and private transactions of Belgian and Dutch Biotech companies, such as ThromoboGenics, Tigenix, UCB, AMT (Uniqure), IBA, MDxHealth. Before Mr. Van den Bossche joined Fund+, he was part of the investor relations team at the Dutch life sciences and materials sciences company DSM for more than two years. We believe that Mr. Van den Bossche’s past experience as a biotech analyst and his experience with public and private transactions qualify him to serve as a member of the company’s board of directors.

Dr. Duane Nash. Dr. Nash has served as Chairman of the Board of Directors since April 2019. Dr. Nash joined the Company in 2012, prior to the stock-for-stock exchange transaction between the Company (then known as Vital Therapies, Inc.) and Immunic AG. Dr. Nash has held various leadership roles in the Company, including Medical Director, Executive Vice President, Chief Business Officer, President, and Chief Executive Officer, a position he held until April 2019. Prior to joining the Company, Dr. Nash held various positions at Wedbush PacGrow Life Sciences, an investment bank, where he was employed from March 2009 to March 2012, serving most recently as Senior Vice President in Equity Research. Before that, he was a research analyst at Pacific Growth Equities, an investment bank, from April 2008 through March 2009, which was subsequently acquired by Wedbush Securities, Inc. Dr. Nash also practiced as an attorney from November 2002 to February 2008, most recently at the law firm of Davis Polk, where he focused on intellectual property litigation and corporate matters. Dr. Nash served on the board of directors of Aerpio Pharmaceuticals, Inc. (Nasdaq: ARPO), from 2012 to 2017, and Akebia Therapeutics (Nasdaq: AKBA) from 2013 to 2018. Dr. Nash earned a B.A. in biology from Williams College, an M.D. from Dartmouth Medical School, a J.D. from the University of California, Berkeley, and a M.B.A. from the University of Oxford. Dr. Nash completed his internship in general surgery at the University of California at San Francisco. We believe that Dr. Nash’s expertise and experience as a Company director and his service in various executive capacities for the Company, along with his extensive experience as an executive, research analyst and attorney, qualify him to serve as a member of the company’s board of directors.

Director Independence

The listing rules of Nasdaq require us to maintain a board comprised of a majority of independent directors, as determined affirmatively by our board. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of our audit, compensation and nominating and governance committees must be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities.

Our board of directors has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of Dr. Neermann, Dr. Ossipow and Mr. Van den Bossche, representing three of our five directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that they each are an “independent director” as that term is defined under the Nasdaq listing rules. Dr. Nash and Dr. Vitt are not currently considered independent directors because of their positions as our former and current Chief Executive Officer, respectively.

In making these determinations, our board of directors considered the relationships that each nonemployee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including consulting relationships, family relationships and the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Our board of directors is currently chaired by Dr. Nash. Our board of directors believes that Immunic and its stockholders are currently best served by this leadership structure. As Chairman, Dr. Nash promotes unified leadership and direction for our board and management and provides the critical leadership necessary for carrying out our strategic initiatives. Dr. Nash, together with our board’s strong committee system and independent directors, allows our board to maintain effective oversight of our business operations, including independent oversight of our financial statements, executive compensation, selection of director candidates, and corporate governance programs. We believe our current board leadership structure enhances the board’s ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

Role of Board in Risk Oversight Process

Our board has an active role, as a whole and also at the committee level, in overseeing risk management. Our board is responsible for general oversight and regular review of risk management, including financial, strategic, and operational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The nominating and governance committee is responsible for overseeing our corporate governance practices and the management of risks associated with board independence and potential conflicts of interest. Although each committee is responsible for evaluating and overseeing the management of certain risks, the entire board is regularly informed through discussions from committee members about such risks. The board believes its leadership structure is consistent with and supports the administration of its risk oversight function.

Board Meetings and Committees

During our fiscal year ended December 31, 2018, our board of directors held seven meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

Our board of directors has established an audit committee, a compensation committee, a nominating and governance committee. The composition and responsibilities of each of the committees of our board of directors is described below.

Audit Committee

Our audit committee members currently consist of Mr. Van den Bossche, Dr. Neermann and Dr. Ossipow. Mr. Van den Bossche serves as the chairman. Each of the members of our audit committee is an independent director under the Nasdaq listing rules, satisfies the additional independence criteria for audit committee members and satisfies the requirements for financial literacy under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act, as applicable.

Our board has also determined that Mr. Van den Bossche qualifies as an audit committee financial expert within the meaning of the applicable rules and regulations of the SEC and satisfies the financial sophistication requirements of the Nasdaq listing rules.

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems and our legal and regulatory compliance. Our audit committee also:

•oversees the work of our independent auditors;

•approves the hiring, discharging and compensation of our independent auditors;

•approves engagements of the independent auditors to render any audit or permissible non-audit services;

•reviews the qualifications, independence and performance of the independent auditors;

•reviews our financial statements and our critical accounting policies and estimates;

•reviews the adequacy and effectiveness of our internal controls;

•reviews our policies with respect to risk assessment and risk management;

•reviews and monitors our policies and procedures relating to related person transactions; and

•reviews and discusses with management and the independent auditors the results of our annual audit, our quarterly financial statements and our publicly filed reports.

Our audit committee operates under a written charter approved by our board of directors and that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. The charter is available on the corporate governance section of our website, which is located at http://ir.immunic-therapeutics.com. Our audit committee held four meetings during 2018.

Compensation Committee

The members of our compensation committee are Mr. Van den Bossche, Dr. Neermann and Dr. Ossipow. Dr. Neermann is currently the chairman of our compensation committee. Our board of directors has determined that each member of our compensation committee is an independent director under the current rules of Nasdaq, satisfies the additional independence criteria for compensation committee members under Rule 10C-1 and the Nasdaq listing rules, is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and is an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our compensation committee oversees our corporate compensation programs. The compensation committee also:

•reviews and recommends for board approval policies, plans and arrangements relating to compensation and benefits of our officers and employees;

•reviews and recommends for board approval corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers;

•evaluates the performance of our executive officers in light of established goals and objectives;

•recommends compensation of our executive officers based on its evaluations;

•reviews and discusses with management the compensation disclosures required by SEC rules;

•engages a compensation consultant, legal counsel or other external advisors to advise on executive compensation and assess the independence of executive officers in accordance with Nasdaq;

•evaluates whether any compensation consultant, legal counsel or other external advisor has a conflict of interest in accordance with the SEC rules; and

•prepares the annual compensation committee report required by SEC rules.

Our compensation committee operates under a written charter approved by our board of directors and that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. The charter is available on our website at http://ir.immunic-therapeutics.com. Our compensation committee held five meetings during 2018.

Nominating and Governance Committee

The members of our nominating and governance committee are Mr. Van den Bossche, Dr. Neermann and Dr. Ossipow. Dr. Ossipow is the chairman of our nominating and governance committee. Our board of directors has determined that each member of our nominating and governance committee is independent under the Nasdaq listing rules.

Our nominating and governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. The nominating and governance committee also:

•evaluates and makes recommendations regarding the organization and governance of our board of directors and its committees;

•assesses the performance of members of our board of directors and makes recommendations regarding committee and chair assignments;

•recommends desired qualifications for board of director membership and conducts searches for potential members of our board of directors; and

•reviews and makes recommendations with regard to our corporate governance guidelines.

Our nominating and governance committee operates under a written charter approved by our board of directors and that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. The charter is available on our website at http://ir.immunic-therapeutics.com. Our nominating and governance committee held two meetings during 2018.

Compensation Committee Interlocks and Insider Participation

During 2018, the members of our compensation committee were Ms. Cheryl L. Cohen, Mr. Faheem Hasnain and Mr. Lowell E. Sears. The current members of our compensation committee are Mr. Van den Bossche, Dr. Neermann and Dr. Ossipow. None of the current or past members of our compensation committee is or has been an officer or employee of the company. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) or director of any entity that has one or more executive officers serving on our compensation committee or our board of directors.

Considerations in Evaluating Director Nominees

In its evaluation of director candidates, including the member or members of the board of directors eligible for reelection, our nominating and governance committee will consider the following:

•The current size and composition of our board of directors and the needs of the board and its respective committees;

•Factors such as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments, and the like. Our nominating and governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors; and

•Other factors that our nominating and governance committee may consider appropriate.

The nominating and governance committee also focuses on issues of diversity, such as diversity in experience, international perspective, background, expertise, skills, age, gender, and ethnicity. The nominating and governance committee does not have a formal policy with respect to diversity; however, our board of directors and the nominating and governance committee believe that it is essential that members of our board of directors represent diverse viewpoints. Any nominee for a position on the board must satisfy the following minimum qualifications:

•The highest levels of personal and professional ethics and integrity;

•Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•Skills that are complementary to those of the existing board;

•The ability to assist and support management and make significant contributions to the Company’s success; and

•An understanding of the fiduciary responsibilities required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

If our nominating and governance committee determines that an additional or replacement director is required, the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board or management.

After completing its review and evaluation of director candidates, our nominating and governance committee recommends to our full board of directors the director nominee. Our nominating and governance committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board.

Requirements for Stockholder Recommendations of a Candidate to our Board

It is the policy of our nominating and governance committee to consider recommendations for candidates to our board of directors from our stockholders. A stockholder that wishes to recommend a candidate for consideration by the committee as a potential candidate for director must direct the recommendation in writing to Immunic, Inc., Am Klopferspitz 19, 82152 Martinsried, Germany, Attention: Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between us and the candidate and evidence of the recommending stockholder’s ownership of our stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, potential conflicts of interest, other commitments and personal references. Our nominating and governance committee will consider the recommendation but will not be obligated to take any further action with respect to the recommendation.

Communications with the Board of Directors

In cases where stockholders or other interested parties wish to communicate directly with our non-management directors, messages can be sent to Immunic, Inc., Attention: Secretary, Am Klopferspitz 19, 82152 Martinsried, Germany. Our secretary monitors these communications and will provide a summary of all received messages to the board at each regularly scheduled meeting of the board. Our board generally meets on a quarterly basis. Where the nature of a communication warrants, our secretary may determine, in his judgment, to obtain the more immediate attention of the appropriate committee of the board, non-management directors, independent advisors or our management, as our secretary considers appropriate.

Our secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.

This procedure for stockholder and other interested party communications with the nonmanagement directors is administered by our nominating and governance committee. This procedure does not apply to (i) communications to non-management directors from our officers or directors who are stockholders or (ii) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders. We encourage, but do not require, directors to attend. All of our board of directors serving at the time of our 2018 annual meeting attended our 2018 annual meeting.

Code of Business Conduct and Ethics

Our board of directors has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. A copy of the code of business conduct and ethics is available on the corporate governance section of our website, which is located at http://ir.immunic-therapeutics.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website.

Director Compensation

In May 2013, our board of directors adopted and approved a compensation policy for our nonemployee directors, which was subsequently amended on March 2015, December 2015 and May 2016, which provides for the following compensation to our non-employee directors:

Cash Compensation

Under our outside director compensation policy, all non-employee directors are entitled to receive the following cash compensation for their services:

•each non-employee director receives an annual base retainer of $35,000 except that the Non-Executive Chairman of the Board receives an annual base retainer of $50,000;

•in addition to the annual base retainer, the chairman of our audit committee receives an annual fee of $15,000 and other members of our audit committee receive an annual fee of $7,500;

•in addition to the annual base retainer, the chairmen of our other committees receive an annual fee of $10,000 and other members of our other committees receive an annual fee of $5,000;

•in addition to the fees listed above, each non-employee director receives a permeeting attendance fee of $500 for attending telephonic meetings of the board. In addition, each Outside Director will be paid a per-meeting attendance fee of $2,500 for attending in-person meetings of the board in excess of four during each calendar year.

All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis. We also reimburse our directors for their reasonable expenses incurred in connection with attending board and committee meetings.

Equity Compensation

In addition to cash compensation, our non-employee directors are also entitled to equity awards under our outside director compensation policy. Each non-employee director who first joins us is automatically granted an initial award of a non-statutory stock option with a Black-Scholes value of approximately $250,000 on the date of grant. In addition, on the date of each annual meeting of stockholders, each non-employee director who has been a non-employee director for 6 months or more on the date of the annual meeting is automatically granted an annual award of a non-statutory stock option with a Black-Scholes value of approximately $125,000, or $175,000 for the non-executive chairman of the board, on the date of grant. The initial award vests in 48 equal monthly installments subject to the director’s continued service with us. The annual award vests in full on the earlier to occur of the one-year anniversary of its grant date or the day prior to the next annual meeting of stockholders, subject in each case to continued service with us.

In the event of a “change of control,” as defined in our 2014 Equity Incentive Plan, with respect to awards granted under the 2014 Equity Incentive Plan to outside directors, the participant outside director will fully vest in and have the right to exercise awards as to all shares underlying such awards regardless of performance goals, vesting criteria, or other conditions. The Exchange Transaction constituted a “change of control.”

Director Compensation

Our compensation committee retained Aon Hewitt to provide recommendations on non-employee director compensation based on an analysis of market data compiled from comparable companies in the biotechnology industry. The following table summarizes compensation paid to our non-employee directors during or with respect to the fiscal year ended December 31, 2018.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
Jean-Jacques Bienaimé	30,000	124,958	(3)	—	154,958
Cheryl L. Cohen	48,951	124,958	(4)	—	173,909
Philip M. Croxford, M.B.A.	15,699	—	(5)	—	15,699
Douglas E. Godshall, M.B.A.	33,663	124,958	(6)	—	158,621
Errol R. Halperin, J.D., L.L.M.	39,375	124,958	(7)	—	164,333
Faheem Hasnain	60,375	174,940	(8)	—	235,315
J. Michael Millis, M.D.	37,500	124,958	(9)	31,000	193,458
Muneer A. Satter, J.D., M.B.A.	33,750	124,958	(10)	—	158,708
Lowell E. Sears, M.B.A.	57,250	124,958	(11)	—	182,208
Randolph C. Steer, M.D., Ph.D.	19,623	—	(12)	—	19,623

(1)The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during the calendar year computed in accordance with the provisions of ASC 718. The assumptions that we used to calculate these amounts are discussed in Note 7 to our financial statements appearing at the end of this Annual Report. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. As of December 31, 2018, Mr. Cox, our former Chief Executive Officer, had outstanding and unexercised option awards for 1,588,832 shares. As an employee director, Mr. Cox was not eligible to receive board compensation.

(2)Dr. Millis was paid an aggregate of $31,000 in consideration for services as a consultant and for services rendered as chair of our Clinical Advisory Board in 2018.

(3)Mr. Bienaimé had a total of 147,225 stock options outstanding as of December 31, 2018.

(4)Ms. Cohen had a total of 108,740 stock options outstanding as of December 31, 2018.

(5)Mr. Croxford had a total of 111,416 stock options outstanding as of December 31, 2018.

(6)Mr. Godshall had a total of 167,043 stock options outstanding as of December 31, 2018.

(7)Mr. Halperin had a total of 111,924 stock options outstanding as of December 31, 2018.

(8)Mr. Hasnain had a total of 160,171 stock options outstanding as of December 31, 2018.

(9)Dr. Millis had a total of 106,059 stock options outstanding as of December 31, 2018.

(10)Mr. Satter had a total of 93,270 stock options outstanding as of December 31, 2018.

(11)Mr. Sears had a total of 196,581 stock options outstanding as of December 31, 2018.

(12)Dr. Steer had a total of 122,400 stock options outstanding as of December 31, 2018.

PROPOSAL NUMBER 1

ELECTION OF CLASS I DIRECTOR

Our board of directors is currently composed of five directors and is divided into three staggered classes of directors. At the annual meeting, one Class I Director will be elected to our board of directors by the holders of our common stock. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal.

Nominees for Director

Our nominating and governance committee recommended for nomination and our board of directors nominated Dr. Jörg Neermann for election as a Class I Director at the annual meeting. If elected, he will serve as a Class I Director until the 2022 annual meeting and until his respective successor is duly elected and qualified. For more information concerning Dr. Neermann, please see the section entitled “Board of Directors and Corporate Governance.”

Dr. Neermann has agreed to serve if elected, and management has no reason to believe that he will be unavailable to serve. In the event he is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee who may be proposed by the nominating and governance committee and designated by the present board of directors to fill the vacancy.

Required Vote

The Class I Director elected to the board of directors will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of a director. In other words, if Dr. Neermann receives a single “FOR” vote, he will be elected as Class I Director. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, for the election of Dr. Neermann. Broker non-votes will have no effect on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the election to the board of directors of Dr. Neermann as a Class I Director.

PROPOSAL NUMBER 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Baker Tilly as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2019.

Notwithstanding such appointment and even if our stockholders ratify such appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of Immunic and its stockholders. Our audit committee is submitting the appointment of Baker Tilly to our stockholders because we value our stockholders’ views on such appointment and as a matter of good corporate governance. If the appointment is not ratified by our stockholders, our audit committee may consider appointing another independent registered public accounting firm. A representative of Baker Tilly is expected to attend the annual meeting, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.

During 2018, PricewaterhouseCoopers LLP (“PwC”) served as our independent registered public accounting firm. On April 12, 2019, the audit committee dismissed PwC and approved the engagement of Baker Tilly, as its new independent registered public accounting firm for the fiscal year ending December 31, 2019.

PwC’s reports on the Company’s consolidated financial statements for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that PwC’s reports for the fiscal year ended December 31, 2018 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through April 12, 2019: (i) there were no disagreements between the Company and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PwC with these disclosures, and has requested and received from PwC a copy of a letter addressed to the Securities and Exchange Commission stating that PwC agrees with the above statements.

Fees Paid to the Independent Registered Public Accounting Firm

The following table represents aggregate fees for services provided to us in the fiscal years ended December 31, 2018 and 2017 by PwC, our former principal accountant. All fees below were pre-approved by the audit committee:

	Fiscal Year Ended
	2018	2017
Audit Fees(1)	$525,175	$547,621
Audit-related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	2,700	1,800
Total Fees	$527,875	$549,421

(1)Audit fees consist of fees incurred for professional services by PricewaterhouseCoopers LLP for audit and quarterly reviews of our financial statements, reviews of our registration statements on Form S-3 and Form S-8 and related services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)We did not engage PwC to perform audit-related services.

(3)We did not engage PwC to perform tax advisory services.

(4)Represents annual licensing fees for an accounting database subscription and, in 2018, to a disclosure checklist.

In connection with the audit of the 2018 financial statements, we entered into an engagement agreement with PwC that set forth the terms by which PwC would perform audit services for us. Such engagement was approved in advance by our audit committee.

Auditor Independence

In 2018, there were no other professional services provided by PwC that would have required our audit committee to consider their compatibility with maintaining the independence of PwC.

Pre-Approval Policy

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Our audit committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the services of PwC for 2018 and 2017 described above were pre-approved by our audit committee.

Required Vote

Ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2019 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2019.

PROPOSAL NUMBER 3

amendment and restatement of Certificate of Incorporation

General

We are asking stockholders to approve the amendment and restatement (the “Amendment”) of our Amended and Restated Certificate of Incorporation. The material features of the Amendment are outlined below. The following description is a summary only and is qualified in its entirety by reference to the complete text of the Amendment, which is appended to this proxy statement as Appendix A (with additions shown as underlined and deletions shown as struck through) and which we encourage stockholders to read in its entirety.

The Amendment would:

•Eliminate the current requirements that changes to the number of directors, the calling of a special meeting and affiliate transactions be approved by at least 75% of all directors. Instead, these matters would be approved by a majority of directors;

•Eliminate the current requirements that removal of directors, changes to the bylaws, certain changes to the Certificate and certain transactions be approved by at least 75% of the voting power of outstanding common stock. Instead, these matters would be approved by a majority of the voting power of outstanding common stock; and

•Implement a number of clarifications and stylistic revisions, and incorporate prior amendments, in order to improve the organization and clarity of the Certificate.

Required Vote

The amendment and restatement of our Amended and Restated Certificate of Incorporation requires the affirmative vote of 75% of the outstanding shares of the Company to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the amendment and restatement of our Amended and Restated Certificate of Incorporation.

PROPOSAL NUMBER 4

Approval of 2019 Omnibus Plan

Background

We are asking our stockholders to approve the 2019 Omnibus Incentive Plan (the “2019 Omnibus Plan”) in order to allow us to continue to grant equity-based compensation awards to incentivize and retain our key employees and other service providers. The 2019 Omnibus Plan will replace our 2014 Equity Incentive Plan (the “2014 Plan”), and no further awards will be granted under the 2014 Plan once the 2019 Omnibus Plan is approved by stockholders.

A description of the material terms of 2019 Omnibus Plan is set forth below. The statements made in this Proposal No. 4 concerning the terms and provisions of the 2019 Omnibus Plan are summaries and do not purport to be a complete recitation of the 2019 Omnibus Plan provisions. These statements are qualified in their entirety by express reference to the full text of the 2019 Omnibus Plan, a copy of which is attached to this proxy statement as Appendix B and is incorporated by reference herein.

If we do not obtain the approval of the 2019 Omnibus Plan, the plan will not take effect, and the 2014 Plan will remain in effect in accordance with its terms until October 1, 2024, or until no shares are available for awards to be granted under such plan.

Summary of the 2019 Omnibus Plan

General

The 2019 Plan will cover the grant of awards to our employees (including officers), non-employee consultants and non-employee directors and those of our affiliates. For purposes of the 2019 Plan, our affiliates include any corporation, partnership, limited liability company, joint venture or other entity, with respect to which we, directly or indirectly, own either (i) stock of a corporation possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (ii) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of any non-corporate entity.

We expect that the compensation committee of the board of directors will administer the 2019 Plan. The committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a management committee except with respect to awards to executive officers who are subject to Section 16 of the Exchange Act. In addition, the full board of directors must serve as the committee with respect to any awards to our non-employee directors.

Up to a maximum of 1.5 million shares of our common stock may be delivered in settlement of awards granted under the 2019 Plan initially. The number of shares authorized for issuance will increase beginning in 2019, and occurring each year thereafter through 2029 by 4.0% of the number of our shares of common stock issued and outstanding on a fully-diluted basis as of the last day of the preceding fiscal year (or such lesser number of shares as determined by our board of directors in its sole discretion). In no event, however, shall the aggregate number of shares that may be issued pursuant to this annual increase under the 2019 Plan exceed 1.5 million. Up to a maximum of 2.5 million shares of our common stock may be issued under the 2019 Plan pursuant to the exercise of incentive stock options. The stock delivered to settle awards made under the 2019 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the 2019 Plan. If any shares subject to any award granted under the 2019 Plan (other than a substitute award as described below) is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the 2019 Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the 2019 Plan and will not again be available for grant under the 2019 Plan. Upon settlement of any stock appreciation rights, or SARs, the number of shares underlying the portion of the SARs that is exercised will be treated as having been delivered for purposes of determining the maximum number of shares available for grant under the 2019 Plan and shall not again be treated as available for issuance under the 2019 Plan.

If a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities, or other rights to purchase shares of our securities or other similar transaction or event affects our common stock such that the committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the 2019 Plan, the committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to awards (whether or not then outstanding) and the related exercise price relating to an award in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2019 Plan.

Types of Awards

The 2019 Plan permits the granting of any or all of the following types of awards to all grantees:

•stock options, including incentive stock options, or ISOs;

•stock appreciation rights, or SARs;

•restricted shares;

•deferred stock and restricted stock units;

•performance units and performance shares;

•dividend equivalents;

•bonus shares; and

•other stock-based awards.

Generally, awards under the 2019 Plan are granted for no consideration other than prior and future services. Awards granted under the 2019 Plan may, in the discretion of the committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2019 Plan or other plan of ours; provided, however, that if an SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term and the exercise price of the SAR may not be less than the exercise price of the ISO. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options and SARs

The committee is authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our common stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or an SAR will be determined by the committee and set forth in the applicable award agreement but the exercise price may not be less than the fair market value of a share of common stock on the grant date. The term of each option or SAR is determined by the committee and set forth in the applicable award agreement, except that the term may not exceed 10 years. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), by delivering shares of our common stock previously owned by the grantee, or with the approval of the committee, by delivery of shares of our common stock acquired upon the exercise of such option or by delivering restricted shares. The committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us. The grant of ISOs is contingent upon shareholder approval of the 2019 Plan within 12 months of its adoption by our board of directors.

Restricted Shares

The committee may award restricted shares consisting of shares of our common stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the applicable award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the applicable award agreement.

Deferred Stock and Restricted Stock Units

The committee may also grant deferred stock awards and/or restricted stock unit awards. A deferred stock award is the grant of a right to receive a specified number of shares of our common stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Internal Revenue Code. A restricted stock unit award is the grant of a right to receive a specified number of shares of our common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award.

Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership until the shares underlying the award are delivered in settlement of the award. The applicable award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.

Performance Units

The committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the applicable award agreement. The initial value of a performance unit will be determined by the committee at the time of grant. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the applicable award agreement.

Performance Shares

The committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the applicable award agreement. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the applicable award agreement.

Bonus Shares

The committee may grant fully vested shares of our common stock as bonus shares on such terms and conditions as specified in the applicable award agreement.

Dividend Equivalents

The committee is authorized to grant dividend equivalents, which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our common stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the 2019 Plan. If deferred such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our common stock or in other property.

Other Stock-Based Awards

The 2019 Plan authorizes the committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The committee determines the terms and conditions of such awards, including whether awards are paid in shares or cash.

Merger, Consolidation or Similar Corporate Transaction

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock, or, collectively, a Corporate Transaction, and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the committee accelerates the vesting of any such awards) and with respect to any vested and nonforfeitable awards, the committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our common stock and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee.

Amendment to and Termination of the 2019 Plan

The 2019 Plan may be amended, altered, suspended, discontinued or terminated by our board of directors without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the 2019 Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although our board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the 2019 Plan, no amendment or termination of the 2019 Plan may materially and adversely affect the right of a grantee under any award granted under the 2019 Plan.

Unless earlier terminated by our board of directors, the 2019 Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on the tenth anniversary of the effective date of the 2019 Plan.

Certain Limitations on Grants to Employees Subject to German Law

The following is a summary of certain limitations on grants under the 2019 Plan to employees subject to German law:

•Grantees may elect to satisfy withholding tax obligations by means of payment in cash, withholding of shares, withholding from other compensation due, or a combination of the foregoing methods. If no election is made, payment of withholding tax obligations will be made in cash.

•For grantees employed by a German affiliate of the Company (the “Employing Entity”), grants under the 2019 Plan will not create an employment relationship between the Company and the grantee. The Employing Entity will remain grantee’s sole employer, and will not be held liable for the proper performance of the 2019 Plan.

•Participation in the 2019 Plan is expressly governed by the laws of the State of Delaware, other than its laws regarding conflicts of law or principles that might otherwise refer construction or interpretation of the 2019 Plan to the substantive law of another jurisdiction. Grantees submit to the exclusive jurisdiction and venue of Delaware courts.

•Participation in the 2019 Plan is granted on an exclusively voluntary basis. Even if there are repeated grants and despite no express notification that a grant is made voluntarily, no legal claim for future grants exists and further grants remain in the complete discretion of the Company.

•To the extent that participation in the 2019 Plan is subject to mandatory German laws which cannot be circumvented, the definition of “cause” under the 2019 Plan or any award agreement thereunder will be interpreted to mean a serious cause as determined in section 626 of the German Civil Code as regards a material breach of the grantee’s obligations deriving from employment with the Employing Entity as well as determined in the Protection against unfair Dismissal Act for a dismissal based on the behavior of an employee (“verhaltensbedingter Kündigungsgrund”).

•Processing of personal data of grantees will be conducted in strict compliance with applicable data protection laws, including the respective EU Regulation. A grantee’s participation in the 2019 Plan and the grant of any awards thereunder is subject to grantee providing and not withdrawing any required consents.

Required Vote

The approval of our 2019 Omnibus Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of our 2019 Omnibus Plan.

Report of the Audit Committee

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of Nasdaq and rules and regulations of the SEC. The audit committee operates under a written charter approved by Immunic’s board of directors, which is available on Immunic’s web site at http://ir.immunic-therapeutics.com. The audit committee held four meetings during fiscal year 2018. The meetings of the audit committee are designed to facilitate and encourage communication among the audit committee, the company, and the company’s independent auditor. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to comply with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and its performance on an annual basis.

With respect to Immunic’s financial reporting process, Immunic’s management is responsible for (i) establishing and maintaining internal controls and (ii) preparing Immunic’s consolidated financial statements. Immunic’s independent registered public accounting firm is responsible for performing an independent audit of Immunic’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and to issue a report thereon. It is the responsibility of the audit committee to oversee these activities. Specifically, the audit committee is responsible for the appointment, compensation, and general oversight of the external auditor, as well as fee negotiations with the external auditor. It is not the responsibility of the audit committee to prepare Immunic’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•reviewed and discussed the audited financial statements for fiscal year 2018 with the management of Immunic;

•discussed with PwC, Immunic’s independent registered public accounting firm for fiscal year 2018, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, section 380), and as adopted by the PCAOB in Rule 3200T; and

•received the written disclosures and the letter from PwC as required by applicable requirements of the PCAOB regarding PwC’s communications with the audit committee concerning independence, and has discussed with PwC its independence.

Based on the audit committee’s review of the audited financial statements and the various discussions with management and PwC, the audit committee* recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

* At the time the audit committee provided its recommendation to the board, the audit committee was comprised of Cheryl Cohen, Faheem Hasnain and Lowell Sears. The audit committee is currently comprised of Jan Van den Bossche, Jörg Neermann and Vincent Ossipow.

This report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Immunic under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent Immunic specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

EXECUTIVE OFFICERS

The names of our executive officers, their ages, their positions with Immunic and other biographical information as of June 17, 2019, are set forth below. There are no family relationships among any of our directors and executive officers.

Name	Age	Position
Russell J. Cox	54	Former Board Member and Chief Executive Officer
Duane D. Nash, M.D., J.D.	48	Former President
Robert A. Ashley, M.A.	60	Former Executive Vice President and Chief Technical Officer

Russell J. Cox served as a member of our board of directors and as our Chief Executive Officer from January 2018 to January 2019. Between May 2014 and December 2017, he served as the Executive Vice President and Chief Operating Officer of Jazz Pharmaceutical plc, or Jazz, with responsibility for U.S., EU and rest-of-world commercial activities, research and development, manufacturing and technical operations, new product planning and global molecule leadership. Prior to that, Mr. Cox served as Jazz’s Executive Vice President and Chief Commercial Officer from March 2012 to May 2014. Earlier, he served in a variety of senior management roles at Jazz, which he joined in 2010. Previously, Mr. Cox served as Senior Vice President and Chief Commercial Officer of Ipsen Group, a pharmaceutical company, from January 2009 to January 2010. From 2007 to December 2008, he was Vice President of Marketing at Tercica, Inc. prior to its acquisition by Ipsen Group. From 2003 to 2007, he served as Vice President, Marketing with Scios Inc., which was acquired by Johnson & Johnson in 2003. Before 2003, Mr. Cox spent 12 years with Genentech, Inc. where he was a Product Team Leader responsible for the Growth Hormone franchise and led numerous product launches as a Group Product Manager. Mr. Cox has served on the board of directors of Aeglea BioTherapeutics, Inc., a biotechnology company, since 2015. Mr. Cox received a B.S. in Biomedical Science from Texas A&M University.

Robert A. Ashley, M.A. served as our Executive Vice President and Chief Technical Officer from September 2013 to April 2019. Between May 2008 and September 2013 he served as our Vice President and Chief Operating Officer. Mr. Ashley’s career in the pharmaceutical industry extends more than 30 years. He was formerly Chairman, President and Chief Executive Officer of AmpliMed Corporation, a privately-held cancer drug development company, from January 2004 to March 2007, and Senior Vice President of Commercial Development at CollaGenex Pharmaceuticals, Inc., a publicly-held pharmaceutical company, from September 1994 to December 2003. Prior to that he held positions of increasing responsibility at Bristol-Myers Squibb from January 1989 to September 1994, and with Amersham International from 1979 to 1989. He earned a Master’s Degree in Biochemistry from Oxford University. Mr. Ashley holds several issued and pending patents, and is the author of several scientific papers. He serves on the Board of Directors of Rowpar Pharmaceuticals, a privately-held manufacturer of proprietary dental pharmaceuticals.

Biographical information for Duane D. Nash, M.D., J.D. is set forth above in the section titled “Board of Directors and Corporate Governance.”

EXECUTIVE COMPENSATION

Processes and Procedures for Executive Compensation

Our compensation committee assists the board in discharging its responsibilities relating to oversight of the compensation of our chief executive officer and our other executive officers, including reviewing and making recommendations to the board with respect to the compensation, plans, policies and programs for our chief executive officer and our other executive officers and administering our equity compensation plans for our executive officers and employees.

Our compensation committee annually reviews the compensation, plans, policies and programs for our chief executive officer and our other executive officers. In connection therewith, our compensation committee considers, among other things, each executive officer’s performance in light of established individual and corporate goals and objectives and the recommendations of our chief executive officer. In particular, our compensation committee considers the recommendations of our chief executive officer when reviewing base salary and incentive performance compensation levels of our executive officers and when setting specific individual and corporate performance targets under our annual executive incentive bonus plan for our executive officers. Our chief executive officer has no input and is not present during voting or deliberations about his compensation. Our compensation committee may delegate its authority to a subcommittee, but it may not delegate any power or authority required by agreement, law, regulation or listing standard to be exercised by the compensation committee as a whole.

Our nominating and governance committee has authority to review and recommend to the board compensation programs for our outside directors, although this role has been predominantly undertaken by our compensation committee, in consultation with members of our full board. Management generally does not have a role in the setting of director compensation. Our nominating and governance committee may delegate its authority to a subcommittee, but it may not delegate any power or authority required by agreement, law, regulation or listing standard to be exercised by the nominating and governance committee as a whole.

From time to time, our compensation committee has engaged Aon Hewitt, an independent compensation consulting firm, to evaluate our levels and types of executive and director compensation and to recommend changes as appropriate. Among other objectives, Aon Hewitt has assisted the compensation committee in identifying a peer group of companies based on our company’s current stage of development for the comparison of executive and director compensation, and has also provided to the compensation committee comparative data on executive and director compensation practices in our industry and general advice on our executive and director compensation programs. The compensation committee consults regularly with Aon Hewitt in connection with specific aspects of or questions relating to our executive and director compensation.

The compensation committee has the sole authority to approve the terms of any engagement of Aon Hewitt. Although our board of directors and compensation committee consider the advice and recommendations of our independent compensation consultants as to our executive and director compensation programs, our board of directors and compensation committee ultimately make their own decisions about these matters.

The compensation committee has a policy that requires any compensation consultant retained by the committee to be independent of the company and management. The compensation committee reviewed the independence of Aon Hewitt in light of this policy, SEC rules and Nasdaq listing standards regarding compensation consultants and concluded that Aon Hewitt’s work for the compensation committee does not raise any conflict of interest.

Summary Compensation Table

Our named executive officers for the year ended December 31, 2018, which consist of our principal executive officer and our two other most highly compensated executive officers, are Russell J. Cox, our former Chief Executive Officer, Duane D. Nash, our former Chief Executive Officer and President, and Robert A. Ashley, our former Executive Vice President and Chief Scientific Officer.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Russell J. Cox Former Chief Executive Officer	2018	572,626	7,080,630	330,000	73,433	8,056,689
	2017	—	—	—	—	—
Duane D. Nash, M.D., J.D. Former Chief Executive Officer and President	2018	414,800	294,737	—	43,615	753,152
	2017	400,000	193,647	177,496	—	771,143
Robert A. Ashley, M.A. Former Executive Vice President and Chief Scientific Officer	2018	396,344	260,062	—	47,769	704,175
	2017	381,000	170,865	158,200	—	710,065

(1)The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during the calendar year computed in accordance with the provisions of Accounting Standards Codification, or ASC, 718, Compensation - Stock Compensation. The assumptions that we used to calculate these amounts are discussed in Note 7 to our financial statements appearing at the end of this Annual Report. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)Includes a cash signing bonus in 2018 for Mr. Cox, and 2017 bonuses approved by our board of directors on January 30, 2018 for Dr. Nash and Mr. Ashley.

(3)“All Other Compensation” includes reimbursement for temporary housing, commuting expenses and legal fees for Mr. Cox, and the payment of accrued vacation for Dr. Nash and Mr. Ashley.

Non-Equity Incentive Plan Compensation and Bonus

Executive Incentive Compensation Plan

Our Executive Incentive Compensation Plan, or Incentive Plan, was adopted by our board of directors on July 8, 2013. Our Incentive Plan is administered by our compensation committee; provided, however, that our board of directors must approve any award or any amendment thereto. Our compensation committee determines the performance goals applicable to any award, which goals may include, without limitation, the attainment of research and development milestones, sales bookings, business divestitures and acquisitions, cash flow, cash position, earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), earnings per share, net income, net profit, net sales, operating cash flow, operating expenses, operating income, operating margin, overhead or other expense reduction, product defect measures, product release timelines, productivity, profit, return on assets, return on capital, return on equity, return on investment, return on sales, revenue, revenue growth, sales results, sales growth, stock price, time to market, total shareholder return, working capital, and individual objectives or other subjective or objective criteria. Performance goals that include the Company’s financial results may be determined in accordance with United States generally accepted accounting principles, or GAAP, or such financial results may consist of non-GAAP financial measures. The performance goals may be on an individual, divisional, business unit, functional or company-wide basis. The performance goals may differ from participant to participant and from award to award.

Pursuant to the employment letter agreements entered into between us and our named executive officers, our named executive officers were each eligible to receive annual bonuses as a percentage of their annual base salary based upon achievement of the performance goals determined by our compensation committee. For additional information regarding the terms of these employment letter agreements, see below under “Agreements With Our Named Executive Officers.”

Notwithstanding the eligibility for bonus awards, our board of directors may, in its sole discretion and at any time, increase, reduce or eliminate a participant’s actual award, or increase, reduce or eliminate the amount allocated to the bonus pool for a particular performance period. The actual award may be below, at or above a participant’s target award, in the discretion of our board. Our board may determine the amount of any reduction on the basis of such factors as it deems relevant, and it is not required to establish any allocation or weighting with respect to the factors it considers.

Actual awards are paid in cash only after they are earned, which usually requires continued employment through the date of payment of the award. Payment of bonuses occurs as soon as administratively practicable after they are earned, but no later than the dates set forth in the Incentive Plan.

Our board of directors has the authority to amend, alter, suspend or terminate the Incentive Plan provided such action does not impair the existing rights of any participant with respect to any earned bonus.

Given the results of our phase 3 clinical trial of our ELAD System, our board of directors did not make any bonus awards to any named executive officer or any other officer of the company pursuant to the Incentive Plan for 2018.

Agreements With Our Named Executive Officers

Russell J. Cox

We entered into an employment letter agreement, dated November 30, 2017, with Mr. Cox, which set forth the terms and conditions of his employment with us. The employment letter agreement had no specific term and provided for at-will employment. Mr. Cox’s annual base salary was $540,000 and he was awarded a signing bonus of $330,000 payable within 30 days of his start date of January 3, 2018, and he was eligible for an annual bonus equal to 50% of his base salary. The agreement terminated in connection with the Exchange Transaction in April 2019.

Duane D. Nash

We entered into an employment letter agreement, dated October 30, 2013, with Dr. Nash, which set forth the terms and conditions of his employment with us. The employment letter agreement had no specific term and provided for at-will employment. Dr. Nash’s annual base salary was $414,800, and was eligible for an annual bonus equal to 40% (increased to 50% for 2017) of his annual base salary. The agreement terminated in connection with the Exchange Transaction in April 2019.

Robert A. Ashley

We entered into an employment letter agreement, dated October 30, 2013, with Mr. Ashley, which set forth the terms and conditions of his employment with us. The employment letter agreement had no specific term and provided for at-will employment. Mr. Ashley’s annual base salary was $396,344, and he was eligible for an annual bonus equal to 35% (increased to 45% for 2017) of his annual base salary. The agreement terminated in connection with the Exchange Transaction in April 2019.

Executive Change of Control and Severance Agreements

We entered into a change of control and severance agreement with each of our executive officers which required us to make payments if the executive officer’s employment with us was terminated in certain circumstances. In January 2019, the compensation committee of the board of directors restructured the severance arrangements with our executive officers, including our chief executive officer, in an effort to advance and support our pursuit of strategic alternatives given the results of our phase 3 clinical trial of the ELAD System.

In connection with the restructuring, the compensation committee approved (i) the cancellation of options held by our executive officers; (ii) amendments to the existing change of control and severance agreements with each of our executive officers; and (iii) grants of restricted stock units to such officers, contingent upon each officer agreeing and entering into all agreements necessary to effectuate these transactions. Under such agreements, Mr. Cox, Dr. Nash and Mr. Ashley cancelled outstanding options for 1,588,832 shares, 613,391 shares and 583,391 shares, respectively, and were granted 1,854,376, 886,316 and 816,634 restricted stock units, respectively. The restricted stock units can be settled in cash or shares of common stock at the discretion of the company and vest 25% annually.

Under the amended change of control and severance agreements, if prior to the six-month period before or after the twelve-month period following a change of control (such period, the “Change of Control Period”), the executive officer’s employment was terminated without “cause” or an executive officer resigns for “good reason” (as such terms are defined in the change of control and severance agreements), such officer was eligible to receive the following benefits upon timely signing and not revoking a release of claims:

•a lump sum payment equal to his base salary for a period of six months (12 months in the case of Mr. Cox);

•reimbursement by us for up to six months (12 months in the case of Mr. Cox) of COBRA premiums to continue health insurance coverage for such officer and such officer’s eligible dependents, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law; and

•100% accelerated vesting of all outstanding equity awards.

If, within the Change of Control Period, such officer’s employment was terminated without cause or such officer resigns for good reason, such officer was entitled to the following benefits upon timely signing and not revoking a release of claims:

•a lump sum payment equal to (x) 12 months (18 months in the case of Mr. Cox) his annual base salary (for the year of the change of control or such officer’s termination, whichever is greater), plus (y) 1.0x (1.5x in the case of Mr. Cox) the greater of: (A) such officer’s target annual bonus (for the year of the change of control or such officer’s termination, whichever is greater) or (B) such officer’s actual bonus for performance relating to the calendar year immediately prior to the calendar year of such officer’s termination, less (z) an amount equal to the grant date fair value of the January 2019 restricted stock unit award; and

•reimbursement by us for up to 12 months (18 months in the case of Mr. Cox) of COBRA premiums to continue health insurance coverage for such officer and such officer’s eligible dependents, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law; and

•100% accelerated vesting of all outstanding equity awards.

In addition, in the event any of the amounts provided for under these agreements or otherwise payable to our executive officers would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, the executive officer was entitled to receive either full payment of benefits under this agreement or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the executive officer. The agreements did not require us to provide any tax gross-up payments.

Further to the above, the stock awards granted to Mr. Cox, Dr. Nash and Mr. Ashley made pursuant to our 2014 Plan, provide for accelerated vesting in connection with a change in control in limited circumstances, as described below.

2014 Equity Incentive Plan

Our 2014 Plan provides that in the event of a merger or change in control, as defined in the 2014 Plan, each outstanding award will be treated as the administrator determines, including, without limitation, the possibility that awards may be assumed or substituted for by the acquiring or succeeding corporation, awards may be terminated immediately prior to the consummation of the merger or change in control, awards may vest in whole or in part prior to or upon consummation of the merger or change in control and, to the extent the administrator determines, terminate on or immediately prior to the effectiveness of the merger or change in control, or awards may be terminated in exchange for cash or property or replaced with other rights or property. If a successor corporation does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse and all performance goals or other vesting criteria applicable to such award will be deemed achieved at one hundred percent (100%) of target levels. Additionally, if a successor corporation does not assume or substitute an option or stock appreciation right, the administrator will notify the participant in writing or electronically that such award will be exercisable for a specified period of time determined by the administrator prior to the transaction, and such award will then terminate upon the expiration of such period.

In addition, pursuant to their stock option agreements, certain optionees, including our named executive officers who have awards under the 2014 Plan, are eligible for full vesting acceleration of their outstanding options in the event their service is terminated other than for cause.

2012 Stock Option Plan and Option Agreements

Our 2012 Plan provides that in the event of a change in control, as defined in the 2012 Plan, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof may assume or substitute an equivalent award for each outstanding option under the 2012 Plan. If there is no assumption or substitution of outstanding options, such options will terminate upon the expiration of a stated notice period unless otherwise specified in the applicable stock option agreement.

In addition, pursuant to their stock option agreements, certain optionees are eligible for full vesting acceleration of their outstanding options in the event their service is terminated other than for cause or they resign from their service for good reason. Furthermore, if there is no assumption or substitution of outstanding options following a change in control and, provided further that, such optionee’s service has not terminated prior to such change in control, such outstanding options are eligible for full vesting acceleration as of the date ten days prior to the date of a change in control and will terminate upon the expiration of the stated notice period unless exercised or terminated in exchange for cash or property.

Outstanding Equity Awards at Fiscal Year-End for Fiscal 2018

The following table sets forth certain information concerning outstanding equity for our named executive officers awarded at fiscal year-end December 31, 2018. Certain of these equity awards were cancelled in connection with the restructuring of severance arrangements, as described above in “Executive Change of Control and Severance Agreements.”

Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Russell J. Cox Chief Executive Officer	1/3/2018	(1)	—	1,588,832	$6.30	1/2/2028

Duane D. Nash, M.D., J.D. Chief Executive Officer and President	2/8/2012		93,377	—	$0.43	3/31/2022
	4/25/2012		23,344	—	$0.43	4/24/2022
	9/13/2012		241,670	—	$8.00	9/25/2022
	4/16/2016	(2)	56,666	28,334	$8.28	5/12/2026
	6/10/2017	(2)	31,875	53,125	$3.20	6/9/2027
	6/9/2018	(2)	10,625	74,375	$5.00	6/8/2028
Robert A. Ashley, M.A. Executive Vice President and Chief Scientific Officer	2/8/2012		93,377	—	$0.43	3/31/2022
	4/25/2012		23,344	—	$0.43	4/24/2022
	9/13/2012		241,670	—	$8.00	9/25/2022
	4/16/2016	(2)	50,000	25,000	$8.28	5/12/2026
	6/10/2017	(2)	28,125	46,875	$3.20	6/9/2027
	6/9/2018	(2)	9,375	65,625	$5.00	6/8/2028

(1)These options vest 25% on the first anniversary of the vesting commencement date and then in equal monthly installments over the following 36 months.

(2)These options vest in equal monthly installments over the four-year period following the vesting commencement date.

Perquisites, Health, Welfare and Retirement Benefits

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provide a 401(k) savings plan to our employees, including our current named executive officers, as discussed in the section below entitled “401(k) Savings Plan.”

We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances and as noted in the Summary Compensation Table above. Our board of directors may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible employees, including named executive officers, with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. Pre-tax and after-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Currently, we do not make matching contributions into the plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all matching contributions, if any, are deductible by us when made.

Equity Compensation Plans

The following table summarizes information about our equity compensation plans as of December 31, 2018. All outstanding option awards relate to our common stock.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2012 Stock Option Plan	2,266,206	$6.76	—
2014 Equity Incentive Plan (1)	2,328,228	$6.40	2,813,218
Equity compensation plans not approved by security holders:
Amended & Restated 2017 Inducement Equity Incentive Plan	1,588,832	$6.30	261,168
Total	6,183,266	$6.51	3,074,386

(1)Our 2014 Equity Incentive Plan provides for an annual increase in the number of shares available for issuance thereunder on each anniversary date of our initial public offering, equal to the lower of: (i) 1,200,000 shares of our common stock; (ii) 3% of the outstanding shares of our common stock on the second-to-last day prior to each anniversary date; and (iii) an amount as our board of directors may determine.

Compensation Committee Report

The compensation committee* has reviewed and discussed the foregoing “Executive Compensation” section of this proxy statement with management. Based on this review and discussion, the compensation committee recommended to our board of directors that such information be included in this proxy statement.

* At the time the compensation committee provided its recommendation to the board, the committee was comprised of Cheryl Cohen, Faheem Hasnain and Lowell Sears. The compensation committee is currently comprised of Jan Van den Bossche, Jörg Neermann and Vincent Ossipow.

The information contained in the Compensation Committee Report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that Immunic specifically incorporates it by reference in such filing.

RELATED PERSON TRANSACTIONS

Related Person Transactions

Since January 1, 2018, we have not been a party to any transactions in which the amount involved exceeded $120,000 and in which any of our executive officers, directors, promoters or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements described under the section of this proxy statement titled “Executive Compensation.”

Senior Preferred Investors’ Rights Agreement (IRA)

We and certain of our former directors, former executive officers and stockholders, are parties to the Senior Preferred IRA. The Senior Preferred IRA contains customary registration rights and related provisions, including customary market standoff provisions.

Series D Investors’ Rights Agreement

We and certain of our former directors, former executive officers and stockholders, are or were parties to an investors’ rights agreement, dated June 7, 2011, or the Series D IRA. The Series D IRA contains restrictions on transfer (for compliance with applicable securities laws) and customary registration rights. Upon the closing of our initial public offering in April 2014, all covenants in this agreement, except for the rights relating to the registration of shares under the Securities Act, terminated. The rights of any of our directors, officers or stockholders under the Series D IRA, who became parties to the Senior Preferred IRA, were superseded by the Senior Preferred IRA.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements, our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.

Related-Person Transactions Policy

We adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration, approval and oversight of “related person transactions.”

For purposes of our policy only, a “related-person transaction” is a past, present or future transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. Various transactions are not covered by this policy, including transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person, equity and debt financing transactions with a related person that are approved by the Board, and other transactions not otherwise required to be disclosed under Item 404 of Regulation S-K. A “related person,” as determined since the beginning of our last fiscal year, is any executive officer, director or nominee to become director, a holder of more than 5% of our common stock, including any immediate family members of such persons. Any related-person transaction may only be consummated if approved or ratified by the affirmative vote of seventy-five percent (75%) of our disinterested directors then in office in accordance with the policy guidelines set forth below.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our audit committee for review and recommendation for approval to our board of directors. In considering relatedperson transactions, our audit committee and board of directors take into account the relevant available facts and circumstances including, but not limited to whether the terms of such transaction are no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval process.

SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of our common stock as of June 17, 2019 by:

•each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;

•each of our named executive officers;

•each of our directors; and

•all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based on an aggregate of 9,986,399 shares of our common stock outstanding as of June 17, 2019.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable on or before August 16, 2019, which is 60 days after June 17, 2019. These shares are deemed to be outstanding and beneficially owned by the person holding those options and warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o Immunic, Inc., Am Klopferspitz 19, 82152 Martinsried, Germany. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders:
Global Life Bioventure V S.à r.l.	1,371,494	13.73%
LSP V Coöperatieve U.A	2,162,782	21.66%
IBG Risikokapitalfonds II GmbH & Co. KG	788,256	7.89%
Eckenstein-Geigy-Stiftung	632,448	6.33%
Fund+ N.V.	1,371,494	13.73%
Named Executive Officers and Directors:
Russell J. Cox	46,359(1)	*
Duane D. Nash, M.D., J.D.	22,363(2)	*
Robert A. Ashley, M.A.	20,465(3)	*
Dr. Jörg Neermann	—	—
Dr. Daniel Vitt	369,177	*
Dr. Vincent Ossipow	—	—
Jan Van den Bossche	—	—
All directors and executive officers as a group and certain former named executive officers (11 people)	6,784,838	67.94%

* Less than 1%.

(1) Based on Form 4 filed by Mr. Cox on January 14, 2019, as adjusted for the reverse split consummated in connection with the Exchange Transaction. Represents 46,359 vested restricted stock units.

(2)Represents 205 shares of common stock and 22,158 vested restricted stock units.

(3)Based on Form 4s filed by Mr. Ashley on January 14, 2019 and June 13, 2017, as adjusted for the reverse split consummated in connection with the Exchange Transaction. Represents 50 shares of common stock and 20,415 vested restricted stock units.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2018.

Fiscal Year 2018 Annual Report

Our financial statements for our fiscal year ended December 31, 2018 are included in our 2018 annual report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our 2018 annual report are posted on our website at http://ir.vitaltherapies.com/ and at the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov. You may also obtain a copy of our 2018 annual report without charge by sending a written request to our Investor Relations Department at Immunic, Inc., Am Klopferspitz 19, 82152 Martinsried, Germany, Attention: Investor Relations.

Company Website

We maintain a website at www.immunic-therapeutics.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing Immunic’s filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSALS OF STOCKHOLDERS FOR 2019 ANNUAL MEETING

Stockholder Proposals for Inclusion in Proxy Statement

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our next annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal executive offices not later than the close of business on March 18, 2019. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Immunic, Inc.
Attn: Corporate Secretary
Am Klopferspitz 19
82152 Martinsried, Germany
Fax: +49 89 250079466

Stockholder Proposals and Director Nominations Not for Inclusion in Proxy Statement

Our bylaws also establish an advance notice procedure for stockholders who wish to (i) present a proposal before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement or (ii) nominate directors for election at an annual meeting of stockholders. In order to be properly brought before our 2020 annual meeting of stockholders, the stockholder must have given timely notice of such proposal or nomination, in proper written form. To be timely for our 2020 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the corporate secretary at Immunic’s principal executive offices not less than 90 days and not more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders. As a result, any written notice given by a stockholder pursuant to these provisions of our bylaws must be received by our corporate secretary at our principal executive offices:

•not earlier than March 18, 2020, and

•not later than April 17, 2020.

In the event that we hold our 2020 annual meeting of stockholders more than 30 days before or more than 30 days after the one-year anniversary date of the 2020 annual meeting, then such written notice must be received no later than the close of business on the later of the following two dates:

•the 90th day prior to such annual meeting, or

•the 10th day following the day on which public announcement of the date of such meeting is first made.

To be in proper written form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our bylaws. Notices should be addressed to:

Immunic, Inc.
Attn: Corporate Secretary
Am Klopferspitz 19
82152 Martinsried, Germany
Fax: +49 89 250079466

For information on how to access our bylaws, please see the section entitled “Availability of Bylaws,” and for additional information regarding stockholder recommendations for director candidates, please see the section entitled “Board of Directors and Corporate Governance-Stockholder Recommendations for Nominations to our Board.”

*********

We know of no other matters to be submitted at the 2019 annual meeting. If any other matters properly come before the 2019 annual meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the 2019 annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Martinsried, Germany
June 18, 2019

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APPENDIX A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
IMMUNIC, INC.

ARTICLE One

The name of the corporation is Immunic, Inc. (the “Corporation”).

ARTICLE Two

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE Three

The nature of the business of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE Four

PART A. AUTHORIZED SHARES

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 150,000,000 shares, consisting of:

1. 20,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”); and

2. 130,000,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”).

Effective at 1:00 p.m. Eastern time on April 12, 2019 (the “Effective Time”), every 40 shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time shall be combined into one share of common stock, par value $0.0001 per share, of the Corporation. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate or upon a change after the Effective Time in a book-entry which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.

Each stock certificate or book-entry that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate or book-entry shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.

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The Preferred Stock and the Common Stock shall have the rights, preferences and limitations set forth below.

PART B. PREFERRED STOCK

The Board of Directors is authorized, subject to limitations prescribed by law, to provide by resolution or resolutions for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series, and to fix the voting powers (if any), designations, powers, preferences, and relative, participating, optional or other rights, if any, of the shares of each such series, and any qualifications, limitations or restrictions thereof. Except as otherwise provided in any resolution or resolutions of the Board of Directors with respect to a series of Preferred Stock, the Board of Directors may increase or decrease (but not below the number of shares of any such series of Preferred Stock then outstanding) by resolution the number of shares of any such series of Preferred Stock. Except as otherwise provided in any resolution or resolutions of the Board of Directors with respect to a series of Preferred Stock, in the event that the number of shares of any series of Preferred Stock shall be decreased, the number of shares constituting such decrease shall resume the status of authorized but unissued shares of Preferred Stock undesignated as to series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote, without the separate vote of the holders of the Preferred Stock as a class irrespective of the provisions of Section 242(b)(2) of the DGCL (and any successor provision thereto) unless a vote of any such holders is required pursuant to the terms of any duly authorized certificate of ~~designations~~designation relating to any series of Preferred Stock.

PART C. COMMON STOCK

Except as otherwise provided by the DGCL or this Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) and subject to the rights of holders of any series of Preferred Stock, all of the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any duly authorized certificate of ~~designations~~designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any duly authorized certificate of ~~designations~~designation relating to any series of Preferred Stock).

ARTICLE Five

The Corporation is to have perpetual existence.

ARTICLE Six

6.1 Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation. To the fullest extent permitted by law, to the extent any ~~stockholders, investor’s~~stockholder or investor rights agreement or similar agreement sets forth procedures governing the nomination of directors and/or any committees thereof or elections to leadership positions on the Board of Directors, the Corporation and the Board of Directors shall act in accordance with the provisions of any such agreement as to the matters set forth therein.

6.2 Number of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors which shall constitute the Board of Directors shall be fixed exclusively from time to time by resolution adopted by the affirmative vote of ~~at least seventy-five percent (75%)~~a majority of the directors then in office; provided, however, the number of authorized directors as of any time may be increased by one, by resolution adopted by the affirmative vote of a majority of

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the directors then in office, if and only if (i) the Board of Directors shall have elected any person to serve as the Corporation’s Chief Executive Officer who is not then also serving as a member of the Board of Directors, and (ii) the Board of Directors causes the newly created directorship resulting from such increase in the authorized number of directors to be filled by such person elected to serve as the Corporation’s Chief Executive Officer.

6.3 Classes of Directors. ~~Beginning immediately following the consummation of the Initial Public Offering, the~~ The directors of the Corporation, other than those who may be elected by the holders of any series of Preferred Stock then outstanding under specified circumstances, shall be divided into three classes, hereby designated Class I, Class II and Class III.

6.4 Election and Term of Office. At all meetings of stockholders for the election of directors at which a quorum is present, the directors shall be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Unless otherwise provided in the resolution or resolutions of the Board of Directors with respect to any series of Preferred Stock, whenever the holders of any series of Preferred Stock are entitled to elect one or more directors, such directors shall be elected by a plurality of the votes of the shares of such series. ~~The term of office of the initial Class I directors shall expire at the first annual meeting of stockholders after the Initial Public Offering, the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders after the Initial Public Offering and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of the stockholders after the Initial Public Offering. The Board of Directors may assign directors already in office to be the initial Class I, Class II and Class III directors. At each annual meeting of stockholders after the Initial Public Offering~~ At each annual meeting of stockholders, directors elected to replace those of a class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting after their election and until their respective successors shall have been duly elected and qualified. Each director shall hold office until the annual meeting of stockholders at which such director’s term expires and a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Nothing in this Certificate of Incorporation shall preclude a director from serving consecutive terms. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

6.5 Newly Created Directorships and Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or any other cause may be filled solely by the Board of Directors (and not by stockholders), provided that a quorum is then in office and present, or by a majority of the directors then in office if less than a quorum is then in office, or by the sole remaining director. Notwithstanding the foregoing, any vacancy resulting from the death, resignation, disqualification, removal or any other cause of a director nominated pursuant to the provisions of any applicable ~~stockholders, investors’~~stockholder or investor rights agreement or similar agreement that remains in effect at the time of such vacancy may be filled by the Board of Directors only with a director nominated in accordance with the provisions of any such agreement. ~~Prior to the Initial Public Offering, a director elected to fill a newly-created directorship or other vacancy shall hold office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. After the Initial Public Offering, a~~ A director elected to fill a newly-created directorship shall be assigned to a class of directors by the Board of Directors and shall hold office until the next annual meeting of stockholders at which the term of office of the directors assigned to such class expires and a successor is duly elected and qualified or until his or her earlier death, resignation or removal. ~~After the Initial Public Offering, a~~ A director elected to fill a vacancy (other than a newly-created directorship) shall be assigned to the same class of directors as his or her predecessor and shall hold office until the original term of office of such predecessor expires and a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any newly-created directorships and/or any decreases in the authorized number of directors shall be apportioned among the three classes of directors so as to make all such classes as nearly equal in number as is practicable. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

6.6 Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director or the entire Board of Directors may be removed, with or without cause, by the affirmative vote of the holders of at least a majority of the combined voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally on the election of directors, voting as a single class; provided,

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however, that ~~after the Initial Public Offering,~~ subject to the rights of the holders of any series of Preferred Stock then outstanding, a director may be removed from office only for cause, at a meeting duly called for that purpose, by the affirmative vote of the holders of ~~at least seventy-five percent (75%)~~a majority of the combined voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally on the election of directors, voting together as a single class.

6.7 Rights of Holders of Preferred Stock. Notwithstanding the provisions of this ARTICLE SIX, whenever the holders of one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately or together by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the rights of such series of Preferred Stock as set forth in the certificate of ~~designations~~designation governing such series.

6.8 Bylaws. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s Bylaws. The affirmative vote of ~~at least seventy-five percent (75%)~~a majority of the directors then in office shall be required to adopt, amend, alter or repeal the Corporation’s Bylaws. ~~The Corporation’s Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law, this Certificate of Incorporation (including any duly authorized certificate of designations relating to any series of Preferred Stock) or otherwise, the affirmative vote of the holders of at least seventy-five percent (75%) of the combined voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally on the election of directors, voting together as a single class, shall be required to adopt, amend, alter or repeal any provisions of the Bylaws of the Corporation; provided, however, that at any time there is a Majority Stockholder, the affirmative vote of the holders of a majority of the combined voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally on the election of directors that are not Owned by such Majority Stockholder or any of its Affiliates or Associates, voting as a single class, shall also be required to adopt, amend, alter or repeal any provisions of the Bylaws of the Corporation.~~  The Corporation’s Bylaws also may be adopted, amended, altered or repealed by the stockholders.

6.9 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE Seven

To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader rights than permitted prior thereto), no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders. Any amendment, repeal or modification of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to any act, omission or other matter occurring prior to such amendment, repeal or modification.

ARTICLE Eight

Subject to the rights of the holders of any series of Preferred Stock then outstanding, (i) the stockholders of the Corporation may not take any action by written consent in lieu of a meeting and must take all actions at duly called annual or special meetings of stockholders, and the power of stockholders to consent in writing without a meeting is specifically denied and (ii) special meetings of stockholders of the Corporation may be called only by a resolution adopted by the affirmative vote of ~~at least seventy-five percent (75%)~~a majority of the directors then in office, and may not be called by any other Person or Persons.

ARTICLE Nine

9.1 Section 203 of the DGCL. The Corporation expressly elects not to be governed by or subject to Section 203 of the DGCL.

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9.2 Interested Stockholder Transactions. Notwithstanding any other provision in this Certificate of Incorporation to the contrary and in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law, this Certificate of Incorporation (including any duly authorized certificate of ~~designations~~designation relating to any series of Preferred Stock) or otherwise, the Corporation shall not engage in any Business Combination (as defined hereinafter) with any Interested Stockholder (as defined hereinafter) for a period of three years following the time that such stockholder became an Interested Stockholder, unless:

(a) prior to such time the Board of Directors approved either the Business Combination or the transaction which resulted in such stockholder becoming an Interested Stockholder;

(b) upon consummation of the transaction which resulted in such stockholder becoming an Interested Stockholder, such Interested Stockholder Owned at least eighty-five percent (85%) of the Voting Stock (as defined hereinafter) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the Voting Stock outstanding (but not the outstanding Voting Stock Owned by the Interested Stockholder) those shares Owned (i) by Persons (as defined hereinafter) who are directors and also officers of the Corporation and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(c) at or subsequent to such time the Business Combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders by the affirmative vote of ~~at least seventy-five percent (75%)~~a majority of the outstanding Voting Stock which is not Owned by the Interested Stockholder.

9.3 Exceptions to Prohibition on Interested Stockholder Transactions. The restrictions contained in this ARTICLE NINE shall not apply if:

(a) a stockholder becomes an Interested Stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an Interested Stockholder; and (ii) would not, at any time within the three-year period immediately prior to a Business Combination between the Corporation and such stockholder, have been an Interested Stockholder but for the inadvertent acquisition of ownership; or

(b) the Business Combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this Section 3(b) of ARTICLE NINE; (ii) is with or by a Person who either was not an Interested Stockholder during the previous three years or who became an Interested Stockholder with the approval of the Board of Directors; and (iii) is approved or not opposed by at least a majority of the directors then in office (but not less than one) who were directors prior to any Person becoming an Interested Stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the Corporation (except for a merger in respect of which, pursuant to Section 251(f) of the DGCL, no vote of the stockholders of the Corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation (other than to any direct or indirect wholly-owned subsidiary or to the Corporation) having an aggregate market value equal to fifty percent (50%) or more of either that aggregate market value of all of the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding Stock (as defined hereinafter) of the Corporation; or (z) a proposed tender or exchange offer for fifty percent (50%) or more of the outstanding Voting Stock of the Corporation. The Corporation shall give not less than 20 days’ notice to all Interested Stockholders prior to the consummation of any of the transactions described in clause (x) or (y) of the second sentence of this Section 3(b) of ARTICLE NINE.

ARTICLE Ten

~~Section 1. Approval of Certain Transactions. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any Fundamental Change shall require, in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law, this Certificate of Incorporation (including any duly authorized certificate of designations relating to any series of Preferred Stock) or otherwise, the affirmative vote of the holders of at least seventy-five percent (75%) of the combined voting power of all of the then outstanding shares of~~

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~~capital stock of the Corporation entitled to vote generally on the election of directors, voting together as a single class; provided, however, that at any time there is a Majority Stockholder, the consummation of any Fundamental Change shall also require the affirmative vote of the holders of a majority of the combined voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally on the election of directors that are not Owned by such Majority Stockholder or any of its Affiliates or Associates, voting as a single class.~~

10.1 Section 251(h) of the DGCL. The Corporation shall not be subject to the provisions of Section 251(h) of the DGCL and, consequently, the vote of stockholders of the Corporation that, absent Section 251(h) of the DGCL, would be required to authorize a merger under the DGCL and this Certificate of Incorporation, shall be required to authorize a merger.

10.2 Affiliate Transactions. In addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Certificate of Incorporation (including any duly authorized certificate of ~~designations~~designation relating to any series of Preferred Stock), the affirmative vote of ~~at least seventy-five percent (75%)~~a majority of the directors then in office shall be required prior to the consummation by the Corporation of any agreement, transaction, commitment or arrangement with a Majority Stockholder or any of its Affiliates or Associates.

ARTICLE Eleven

For purposes of this Certificate of Incorporation, the following capitalized terms shall have the meanings set forth below.

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled By, or is Under Common Control With, another Person.

“Associate,” when used to indicate a relationship with any Person, means: (i) any corporation, partnership, unincorporated association or other entity of which such Person is a director, officer or partner or is, directly or indirectly, the Owner of twenty percent (20%) or more of any class of Voting Stock; (ii) any trust or other estate in which such Person has at least a twenty percent (20%) beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person.

“Business Combination” means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation with (A) an Interested Stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by an Interested Stockholder and as a result of such merger or consolidation Section 2 of ARTICLE NINE is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with an Interested Stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding Stock of the Corporation;

(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any Stock of the Corporation or of such subsidiary to an Interested Stockholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the Interested Stockholder became such; (B) pursuant to a merger under Section 251(g) of the DGCL; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of Stock of the Corporation subsequent to the time the Interested Stockholder became such; (D) pursuant to an exchange offer by the Corporation to purchase Stock made on the same terms to all holders of such Stock; or (E) any issuance or transfer of Stock by the Corporation; provided, however, that in no case

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under items (C)-(E) of this clause (iii) shall there be an increase in an Interested Stockholder’s proportionate share of the Stock of any class or series of the Corporation or of the Voting Stock of the Corporation;

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the Stock of any class or series, or securities convertible into the Stock of any class or series, of the Corporation or of any such subsidiary which is Owned by an Interested Stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of Stock not caused, directly or indirectly, by an Interested Stockholder; or

(v) any receipt by the Interested Stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in clauses (i)-(iv) of this definition) provided by or through the Corporation or any direct or indirect majority-owned subsidiary of the Corporation.

“Control,” including the terms ~~“Controlling,”~~ “Controlled By” and “Under Common Control With,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock or other equity interests, by contract or otherwise. A Person who is the Owner of twenty percent (20%) or more of the outstanding Voting Stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; notwithstanding the foregoing, a presumption of control shall not apply where such Person holds Voting Stock, in good faith and not for the purpose of circumventing ARTICLE NINE, as an agent, bank, broker, nominee, custodian or trustee for one or more Owners who do not individually or as a group have control of such entity.

~~“Fundamental Change” means any (i) merger or consolidation of the Corporation with or into any Person, (ii) sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation and its direct and indirect subsidiaries taken as a whole, to or with any Person in a single transaction or series of related transactions, or (iii) liquidation, dissolution or winding up of the Corporation.~~

“Initial Public Offering” means the Corporation’s initial public offering of its Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

“Interested Stockholder” means any Person (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the Owner of fifteen percent (15%) or more of the outstanding Voting Stock of the Corporation, or (ii) is an Affiliate or Associate of the Corporation and was the Owner of fifteen percent (15%) or more of the outstanding Voting Stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such Person is an Interested Stockholder, and the Affiliates and Associates of such Person. Notwithstanding anything in ARTICLE NINE or this definition to the contrary, the term “Interested Stockholder” shall not include: (x) any Person that, individually or together with all of such Person’s Affiliates and/or Associates, is the Owner of fifteen percent (15%) or more of the outstanding Voting Stock of the Corporation immediately prior to the consummation of the Initial Public Offering or any of such Person’s Affiliates or Associates; (y) any Person who would otherwise be or become an Interested Stockholder either in connection with or because of a transfer, sale, assignment, conveyance, hypothecation, encumbrance, or other disposition of three percent (3%) or more of the outstanding Voting Stock of the Corporation (in one transaction or a series of transactions) by any Person described in the immediately preceding clause (x) to such Person; provided, however, that for purposes of this clause (y) such Person was not an Interested Stockholder prior to such transfer, sale, assignment, conveyance, hypothecation, encumbrance, or other disposition; or (z) any Person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of action taken solely by the Corporation, provided that, for purposes of this clause (z), such Person shall be an Interested Stockholder if thereafter such Person acquires additional shares of Voting Stock of the Corporation, except as a result of further action by the Corporation not caused, directly or indirectly, by such Person.

“Majority Stockholder” means a Person that, individually or together with all of such Person’s Affiliates and/or Associates, Owns more than fifty percent (50%) of the combined voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally on the election of directors; provided, however, that a

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Majority Stockholder shall not include any Person that, individually or together with all of such Person’s Affiliates and/or Associates, is the Owner of fifteen percent (15%) or more of the outstanding Voting Stock of the Corporation immediately prior to the consummation of the Initial Public Offering or any of such Person’s Affiliates or Associates (even if such Person, individually or together with all of such Person’s Affiliates and/or Associates, Owns at the time of any determination more than fifty percent (50%) of the combined voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally on the election of directors).

“Owner,” including the terms “Own,” “Owns” and “Owned,” when used with respect to any Stock, means a Person that individually or with or through any of its Affiliates or Associates (1) beneficially owns such Stock, directly or indirectly (including for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder); (2) has (A) the right to acquire such Stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the owner of Stock tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered Stock is accepted for purchase or exchange; or (B) the right to vote such Stock pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the owner of any Stock because of such Person’s right to vote such Stock if the agreement, arrangement or understanding to vote such Stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more Persons; or (3) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in the immediately preceding clause (2)(B) of this definition), or disposing of such Stock with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, such Stock; provided, that, for the purpose of determining whether a Person is an Interested Stockholder, the Voting Stock of the Corporation deemed to be outstanding shall include Stock deemed to be owned by the Person through application of this definition but shall not include any other unissued Stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

“Person” means an individual, a partnership, a corporation, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or association or other entity.

“Stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

“Voting Stock” means, with respect to any corporation, Stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of Voting Stock contained in ARTICLE NINE shall refer to such percentage of the votes of such Voting Stock.

ARTICLE Twelve

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to this reservation. Notwithstanding any other provision of this Certificate of Incorporation or the Bylaws of the Corporation to the contrary, and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or otherwise, but in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law, this Certificate of Incorporation (including any duly authorized certificate of ~~designations~~designation relating to any series of Preferred Stock) or otherwise, ~~(i) at any time there is not a Majority Stockholder,~~ the affirmative vote of the holders of ~~at least seventy-five percent (75%)~~a majority of the combined voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally on the election of directors, voting together as a single class, shall be required to adopt any provision inconsistent with, to amend, alter, change or repeal any provision of, or to adopt any bylaw inconsistent with, ARTICLE FOUR, PART A.1 (but only to the extent that such amendment would decrease the number of authorized shares of Preferred Stock) or PART B or ARTICLES SIX, SEVEN, EIGHT, NINE, TEN, ELEVEN or TWELVE of this Certificate of Incorporation, in each case whether by amendment, or by merger, consolidation or otherwise~~; provided, however, that at any time~~

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~~there is a Majority Stockholder, the affirmative vote of the holders of a majority of the combined voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally on the election of directors not Owned by such Majority Stockholder or any of its Affiliates or Associates, voting as a single class, shall also be required to adopt any provision inconsistent with, to amend, alter, change or repeal any provision of, or to adopt any bylaw inconsistent with, ARTICLE FOUR, PART A.1 (but only to the extent that such amendment would decrease the number of authorized shares of Preferred Stock) or PART B or ARTICLES SIX, SEVEN, EIGHT, NINE, TEN, ELEVEN or TWELVE of this Certificate of Incorporation, in each case whether by amendment, or by merger, consolidation or otherwise~~.

ARTICLE Thirteen

Unless the Corporation, as authorized by the Board of Directors, consents in writing to the selection of one or more alternative forums, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for a stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Corporation’s Bylaws or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv), any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation (including, without limitation, shares of Common Stock) shall, and shall be deemed to, have notice of and to have consented to the provisions of this ARTICLE THIRTEEN. If any provision or provisions of this ARTICLE THIRTEEN shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this ARTICLE THIRTEEN (including, without limitation, each portion of any sentence of this ARTICLE THIRTEEN containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

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APPENDIX B

IMMUNIC, INC.

2019 OMNIBUS EQUITY INCENTIVE PLAN

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Table of Contents

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iii

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IMMUNIC, INC.
2019 OMNIBUS EQUITY INCENTIVE PLAN

Article 1.
Effective Date, Objectives and Duration

1.1 Effective Date of the Plan. The Board of Directors of Immunic, Inc., a Delaware corporation (the “Company”), adopted this 2019 Omnibus Equity Incentive Plan (the “Plan”) effective as of June 14, 2019 (the “Effective Date”).

1.2 Objectives of the Plan. The Plan is intended: (a) to allow selected employees of and consultants to the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of the tenth (10th) anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed according to the Plan’s provisions.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable: (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2 “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares or Other Stock-Based Awards granted under the Plan.

2.3 “Award Agreement” means either: (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

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2.6 “Cause” means, except as otherwise defined in an Award Agreement:

(a) the commission of any act by a Grantee constituting a felony or crime of moral turpitude (or their equivalent in a non-United States jurisdiction);

(b) an act of dishonesty, fraud, intentional misrepresentation, or harassment which, as determined in good faith by the Committee, would: (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties;

(c) any material misconduct in violation of the Company’s or an Affiliate’s written policies; or

(d) willful and deliberate non-performance of the Grantee’s duties in connection with the business affairs of the Company or its Affiliates;

provided, however, that if the Grantee has a written employment or consulting agreement with the Company or any of its Affiliates or participates in any severance plan established by the Company that includes a definition of “cause,” Cause shall have the meaning set forth in such employment or consulting agreement or severance plan.

2.7 “CEO” means the Chief Executive Officer of the Company.

2.8 “Change in Control” shall have the meaning set forth in Section 16.4(e).

2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.10 “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.11 “Compensation Committee” means the compensation committee of the Board.

2.12 “Common Stock” means the common stock, $0.0001 par value, of the Company.

2.13 “Corporate Transaction” shall have the meaning set forth in Section 4.2(b).

2.14 “Deferred Stock” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.15 “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a) Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

(b) In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Section 409A of the Code. For purpose of Section 409A of the Code, a Grantee will be considered Disabled if:

(i) the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii) the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

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2.16 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.17 “Effective Date” has the meaning set forth in Section 1.1.

2.18 “Eligible Person” means any individual who is an employee (including any officer) of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Notwithstanding the foregoing, an Eligible Person shall also include an individual who is expected to become an employee of, non-employee consultant to, or Non-Employee Director of, the Company or any Affiliate within a reasonable period of time after the grant of an Award (other than an Incentive Stock Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Affiliate within twelve (12) months after the Grant Date. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors or consultants of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.20 “Exercise Price” means: (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR.

2.21 “Fair Market Value” of a Share means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on an established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date or, if no such trades were made that day, then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate, provided such manner is consistent with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).

2.22 “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.23 “Grantee” means a person who has been granted an Award.

2.24 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.25 “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.26 “Management Committee” has the meaning set forth in Section 3.1(b).

2.27 “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.28 “Option” means an option granted under Article 6 of the Plan.

2.29 “Other Stock-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.30 “Performance Period” means, with respect to an Award of Performance Shares or Performance Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

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2.31 “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

2.32 “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.33 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.34 “Restricted Shares” means Shares granted under Article 8 that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.35 “Restricted Stock Units” means rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.36 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.37 “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.38 “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.39 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.40 “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is fifty percent (50%) or more of the average level of bona fide services provided over the prior thirty-six (36) months shall not be a separation from service, and a decrease to a level that is twenty percent (20%) or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs with respect to those individuals who are performing services for the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller and who continue to perform services for the buyer (or an affiliate thereof) immediately following such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.41 “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.42 “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.43 “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.44 “Surviving Company” means (a) the surviving corporation in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving corporation), (b) or the direct or indirect parent company of such surviving corporation or (c) the direct or indirect parent company of the Company following a sale of substantially all of the outstanding stock of the Company.

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2.45 “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding ten (10) years

2.46 “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer performing services in the capacity of an employee of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate or, with respect to an individual who is an employee of, a non-employee consultant to, or a Non-Employee Director of, an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company unless such individual continues to perform Services for the Company or another Affiliate without interruption after such entity ceases to be an Affiliate. Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Section 409A of the Code, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

Article 3.
Administration

3.1 Committee.

(a) Subject to Article 14, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) of directors of the Company appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. The number of members of the Committee may from time to time be increased or decreased as the Board or Compensation Committee deems appropriate. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3, the Committee shall consist of two (2) or more directors of the Company, all of whom qualify as Section 16 Non-Employee Directors.

(b) The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercised.

(c) Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent the Incentive Plan Committee, the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (a) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (b) for purposes of Awards intended to comply with Rule 16b-3, the “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to

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the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, Other Stock-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Term of any Option or SAR;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (a) which does not adversely affect the rights of the Grantee, (b) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (c) to the extent the Award Agreement specifically permits amendment without consent;

(n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles;

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(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan.

3.3 No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (a) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (b) to any adjustment allowed under to Section 4.2.

Article 4.
Shares Subject to the Plan

4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan shall be:

(a) 1,500,000 Shares, plus

(b) an annual increase to be added as of the first day of the Company’s fiscal year, beginning in 2020 and occurring each year thereafter through 2029, equal to four percent (4%) of the total number of Shares of Common Stock issued and outstanding on a fully-diluted basis as of the end of the Company's immediately preceding fiscal year (or such lesser number of shares, including no shares, determined by the Board in its sole discretion); provided, however, that the aggregate number of additional Shares available for issuance pursuant to this paragraph (b) shall not exceed a total of 4,900,000 Shares.

Up to a maximum of 4.9 million Shares may be delivered pursuant to the exercise of Incentive Stock Options granted hereunder.

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying the portion of the SAR

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that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2 Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution.

(a) Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (d) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b) Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (a) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (b) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c) Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable, and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d) Deferred Compensation. Notwithstanding the foregoing provisions of this Section 4.2, if an Award constitutes deferred compensation within the meaning of Section 409A of the Code, no payment or

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settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a Change in Control.

Article 5.
Eligibility and General Conditions of Awards

5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion. Awards made to Eligible Persons who are principally employed outside the United States shall be subject to the terms of this Plan, except as otherwise modified in an appendix to this Plan or in the Award Agreement. Subject to Sections 15.1 and 15.2, the Board may amend the appendix to reflect changes in foreign law or the Company’s or Affiliates’ workforce or operations.

5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as set forth in an Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation.

5.4 Nontransferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”), as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement or as otherwise approved by the Committee, Options (other than Incentive Stock Options) and Restricted Shares may be transferred without consideration to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee,

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beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d) Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6 Stand-Alone, Tandem and Substitute Awards.

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date and Term, and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations in Section 4.1 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7 Compliance with Rule 16b-3. The provisions of this Section 5.7 will not apply unless and until the Company has a class of stock that is registered under Section 12 of the Exchange Act.

(a) Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (a) at least six (6) months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (b) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six (6) months from the date of grant of an Award.

(b)  Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

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(c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8 Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement, require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.
Stock Options

6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3 Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall be granted only to an employee of the Company or a Subsidiary Corporation;

(b) shall have an Exercise Price of not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “10% Owner”), have an Exercise Price not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on its Grant Date;

(c) shall be for a period of not more than ten (10) years (five (5) years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time

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by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds one hundred thousand dollars ($100,000) (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within ten (10) days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution, and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5 Payment of Exercise Price. Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a) cash, personal check or wire transfer;

(b) with the approval of the Committee, delivery of Common Stock owned by the Grantee prior to exercise, such shares valued at Fair Market Value on the date of exercise;

(c) with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at Fair Market Value on the date of exercise;

(d) with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, valued at Fair Market Value on the date of exercise; or

(e) subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (a) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (b) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

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Article 7.
Stock Appreciation Rights

7.1 Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2 Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3 SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4 Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b) The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

Article 8.
Restricted Shares

8.1 Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without Cause.

8.3 Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (a) the amount paid by the Grantee for such Restricted Shares, or (b) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

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8.5 Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (a) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (b) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.
Performance Units and Performance Shares

9.1 Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Grantee of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period. At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with vested Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 10.
Deferred Stock and Restricted Stock Units

10.1 Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

10.2 Vesting and Delivery.

(a) Delivery with Respect to Deferred Stock. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be

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forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

(b) Delivery with Respect to Restricted Stock Units. Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remains subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

10.3 Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units shall have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee shall have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

Article 11.
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised. The timing of payment or distribution of Dividend Equivalents must comply with the requirements of Section 409A of the Code.

Article 12.
Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.
Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

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Article 14.
Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to Shares that have a Fair Market Value (determined as of the date of grant) in excess of five hundred thousand dollars ($500,000) in a single calendar year.

Article 15.
Amendment, Modification, and Termination

15.1 Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

15.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 16.
Compliance with Section 409A of the Code

16.1 Awards Subject to Section 409A of the Code. The provisions of this Article 16 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Section 409A of the Code (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

16.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A of the Code, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

(a) Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in cash, Shares or other property.

(b) Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A of the Code and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.

(c) Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

16.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A of the Code, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

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(b) Each subsequent Election related to a distribution upon separation from service, a specified time, or a Change in Control must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

16.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A of the Code, no distribution in settlement of a 409A Award may commence earlier than:

(a) Separation from Service;

(b) the date the Participant becomes Disabled (as defined in Section 2.15(b);

(c) the Participant’s death;

(d) a specified time (or pursuant to a fixed schedule) that is either (a) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (b) specified by the Grantee in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable; or

(e) a change in ownership of the Company or a substantial portion of its assets within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(v) or (vii) or a change in effective control of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(vi) (a “Change in Control”).

16.5 Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

16.6 Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within ninety (90) days following the date of the Participant’s death or Disability.

16.7 No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Section 409A of the Code and/or applicable regulations or rulings issued thereunder.

Article 17.
Withholding

17.1 Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i) paying an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom

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the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii) delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv) withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding (a) upon exercise of an Option or SARs, (b) upon the lapse of restrictions on Restricted Shares, (c) upon the transfer of Shares, (d) to be satisfied by withholding Shares upon exercise of such Option or SAR, (e) upon the lapse of restrictions on Restricted Shares, or (f) upon the transfer of Shares, pursuant to clause (c) above, shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b) Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 18.
Additional Provisions

18.1 Successors. Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

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18.4 Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed ninety (90) days in the case of any public offering. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5 Forfeiture Events. Notwithstanding any provisions herein to the contrary, the Committee shall have the authority to determine (and may so provide in any Award Agreement) that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by applicable law) in the event of the Participant’s termination for Cause; serious misconduct; violation of the Company’s or an Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or an Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or an Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or an Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Employee or Non-Employee Director). The determination of whether a Grantee's conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

18.6 No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.7 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any

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pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (a) the Company or any Affiliate and (b) the Grantee, except as such agreement shall otherwise expressly provide.

18.8 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.9 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice or conflicts of law rule or principles that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

18.10 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.11 Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to or Non-Employee Director of the Company or any Affiliate.

18.12 Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.13 Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.14 Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

18.15 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.16 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.17 No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

18.18 Stockholder Approval. All Incentive Stock Options granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

21

Annex A

Notwithstanding anything to the contrary in the Plan, the following provisions shall apply to Grantees who are German residents employed with an Affiliate of the Company operating a business in Germany:

1. Article 17 of the Plan shall read:

“Required Withholding

(a) The Committee in its sole discretion may provide that when taxes, including social security contributions (Sozialversicherungsbeiträge) are to be withheld in connection with the exercise of an Option or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such transfer of Shares or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of German taxes, e.g. wage tax including social security contributions (Sozialversicherungsbeiträge), by one or a combination of the following methods to the Company or the appropriate Affiliate that employed the Grantee:

(i) payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company or the appropriate Affiliate that employed the Grantee, the amount to be withheld);

(ii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iii) withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or upon the transfer of Shares, pursuant to clause (ii) above shall not exceed the minimum amount of taxes, including social security contributions, required to be withheld under federal, state and local law.  An election by a Grantee under this subsection is irrevocable.  Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash.  If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.”

2. Participation in the Plan and the grant of Awards does not result in the establishment of an employment relationship with the Company. Irrespective of in the Plan, the employing Affiliate, namely Immunic AG or Immunic GmbH, shall remain the sole employing entity (“Employing Entity”) of the Grantee. Participation in the Plan does constitute a component of remuneration under employment with the Employing Entity. Any actions undertaken by the Employing Entity or involvement of the Employing Entity in the administration of the Plan are performed in the name of the Company and/or the Committee and shall not be deemed to establish any claim against the Employing Entity for performance of the Plan. Thus, the Employing Entity shall not be held liable for proper performance of the Plan. Irrespective of any information provided or support delivered by the Employing Entity, the Employing Entity does not assume any obligation in the context of the Plan.

3. Participation in the Plan is governed by the laws of the State of Delaware, other than its laws respecting choice or conflicts of law rule or principles that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Grantee submits to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware.

4. Participation in the Plan is granted on an exclusively voluntary basis. Even if there is a repeated grant of rights and without express notification that the grant is paid voluntarily, no legal claim for future grants exists, and further grants remain in the complete discretion of the Company.

22

5. To the extent that participation in the Plan is subject to mandatory German laws which cannot be circumvented by no. 2 above, the definition of “Cause” (as set forth in Section 2.6) or any Award Agreement shall be interpreted to mean a serious cause as determined in section 626 of the German Civil Code (“Bürgerliches Gesetzbuch”) as regards a material breach of the Grantee’s obligations deriving from employment with the Employing Entity as well as determined in the Protection Against Unfair Dismissal Act (“Kündigungsschutzgesetz”) for a dismissal based on the behavior of an employee (“verhaltensbedingter Kündigungsgrund”). To the extent that participation in the Plan is subject to mandatory German laws that cannot be circumvented by Section 2 of this Annex A, “Disability” or “Disabled” shall be interpreted pursuant to the German Social Security Code IX (“Sozialgesetzbuch IX”). Termination of Affiliation shall occur on the expiration of the last day the Grantee is employed with the Employing Entity, thus, start of a release from duties to work for whatever reason or any other paid or unpaid absence from work while the employment relationship with the Employing Entity is continuing shall not be deemed a Termination of Affiliation.

6. Participation in the Plan requires the processing of personal data of the Grantee as defined in and as may be subject to the provisions of Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data and repealing Directive 95/46/EC (General Data Protection Regulation) and of the Federal Data Protection Act (Bundesdatenschutzgesetz) and other data protection legislation of the Federal Republic of Germany (together “Applicable Data Protection Laws”). The Company will process Grantee’s personal data in strict compliance with Applicable Data Protection Laws. The Grantee acknowledges that its consent may be required for such processing under Applicable Data Protection Laws and agrees that its participation in the Plan and the grant of any Awards or any other rights hereunder is subject to the Grantee providing and not withdrawing such consent.

* * * * * *

ANNUAL MEETING OF SHAREHOLDERS OF

IMMUNIC, INC.

July 16, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at - http://www.astproxyportal.com/ast/22742/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

10133300000000001000 2	071619

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTOR AND “FOR” PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Director for a term expiring at the 2022 Annual Meeting of Shareholders:

☐		NOMINEE:
	FOR NOMINEE	Dr. Jörg Neermann

☐	WITHHOLD AUTHORITY FOR NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of appointment of Baker Tilly Virchow Krause, LLP as independent auditors for fiscal year 2019	☐	☐	☐

3.	Approval of the adoption of the Amended and Restated Certificate of Incorporation	☐	☐	☐

4.	Approval of the 2019 Omnibus Plan	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Nominee in Proposal 1 and FOR Proposals 2, 3 and 4.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

IMMUNIC, INC.

July 16, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - http://www.astproxyportal.com/ast/22742/
  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

10133300000000001000 2	071619

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTOR AND “FOR” PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Director for a term expiring at the 2022 Annual Meeting of Shareholders:

☐		NOMINEE:
	FOR NOMINEE	Dr. Jörg Neermann

☐	WITHHOLD AUTHORITY FOR NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of appointment of Baker Tilly Virchow Krause, LLP as independent auditors for fiscal year 2019	☐	☐	☐

3.	Approval of the adoption of the Amended and Restated Certificate of Incorporation	☐	☐	☐

4.	Approval of the 2019 Omnibus Plan	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Nominee in Proposal 1 and FOR Proposals 2, 3 and 4.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐

IMMUNIC, INC.

Proxy for Annual Meeting of Shareholders on July 16, 2019

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Dr. Daniel Vitt and Dr. Duane Nash, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of IMMUNIC, INC., to be held July 16, 2019, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1	14475